CUSIP Number 66976M508                                       NASDAQ Symbol IVFTX
________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                                   A series of
                       The Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  July 26, 2005



The EARNEST  Partners Fixed Income Trust seeks to preserve  capital and maximize
total  return  through  active  management  of  investment-grade   fixed  income
securities.




                               Investment Advisor

                  --------------------------------------------
                                EARNEST Partners
                  --------------------------------------------

                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                             Atlanta, Georgia 30309

                                 1-800-525-3863






The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND...................................................................... 2
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      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................5
      Fees and Expenses of the Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------

      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor...........................................................

INVESTING IN THE FUND.........................................................10
---------------------

      Minimum Investment......................................................10
      Purchase and Redemption Price...........................................10
      Purchasing Shares.......................................................11
      Redeeming Your Shares...................................................13
      Frequent Purchases and Redemptions......................................15

OTHER IMPORTANT INVESTMENT INFORMATION........................................16
--------------------------------------

      Dividends, Distributions, and Taxes.....................................16
      Financial Highlights ...................................................17
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The EARNEST Partners Fixed Income Trust ("Fund") seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in market sectors or particular securities that the Fund's investment advisor, EARNEST Partners Limited, LLC ("Advisor"), believes are undervalued due to market inefficiencies.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels. The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield. Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

o historical yield relationship between a security and a corresponding benchmark;
o    credit risk;
o    market volatility;
o    interest rate levels relative to historical interest rate levels; and
o supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

An example for such an investment might be a particular security guaranteed by the U.S. government, which may be too small for many fixed-income dealers. With fewer buyers in the marketplace for such a security, a lower price and higher yield may be available, without any increase in credit risk.

In managing the Fund, the following additional restrictions are used:

o    The Fund will not engage in "market timing."
o Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3 to 12 year average life. Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.
o At least 90% of the portfolio will be in bonds rated investment grade or better at all times by a nationally recognized securities rating organization ("NRSRO") or, if no rating exists, of equivalent quality in the determination of the Advisor.

Disclosure  of  Portfolio  Holdings.  The Fund  may,  from  time to  time,  make available portfolio holdings information at the following website, http://www.nottinghamco.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar month. To reach this information, click on "Mutual Funds" on the Main Menu and select "Fund Search" from the drop down menu. Then search for the Fund using key words such as "EARNEST Partners." On the following page, select the link for "EARNEST Partners Fixed Income Trust Institutional Shares." Under the section entitled "Portfolio Holdings," there is a link to the list of the Fund's complete portfolio holdings also entitled "Portfolio Holdings." This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuations in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in other transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are generally rated by NRSROs. Fixed income securities rated BBB by Standard & Poor's(R) Rating Services or Baa by Moody's Investor Services, Inc. are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds or Lower-rated Securities Risk: Debt securities rated below Baa by Moody's and BBB by S&P or Fitch are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher-rated fixed income securities. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce value of the Fund's shares and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for greater impact on the Fund's performance.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the "Financial Highlights" section of this Prospectus for the Fund's portfolio turnover rates for prior periods.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Bar Chart Here]

                Year to Year Total Returns ( as of December 31)
                -----------------------------------------------

                                 1995 - 16.82%
                                 1996 -  4.08%
                                 1997 -  9.17%
                                 1998 -  7.64%
                                 1999 - -1.13%
                                 2000 - 11.21%
                                 2001 -  5.59%
                                 2002 - 12.59%
                                 2003 -  3.60%
                                 2004 -  3.36%

     o During the 10-year period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended June 30, 1995).
     o During the 10-year period shown in the bar chart, the lowest return for a calendar quarter was (2.62)% (quarter ended June 30, 2004).
     o The year-to-date return as of the most recent calendar quarter was 1.74% (quarter ended June 30, 2005).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------- -------- -------- ----------
Average Annual Total Returns                         Past 1   Past 5   Past 10
Periods Ended December 31, 2004                       Year    Years     Years
--------------------------------------------------- -------- -------- ----------
EARNEST Partners Fixed Income Trust
   Before taxes                                       3.36%    7.20%    7.18%
   After taxes on distributions                       1.91%    5.23%    4.89%
   After taxes on distributions and sale of shares    2.17%    4.95%    4.72%
--------------------------------------------------- -------- -------- ----------
Lehman Brothers Aggregate Bond Index*                 4.34%    7.71%    7.72%
--------------------------------------------------- -------- -------- ----------

* The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

                 Shareholder Fees For Institutional Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

         Maximum Sales Charge (Load) Imposed On Purchases
              (as a percentage of offering price) ..........................None
         Redemption Fee
              (as a percentage of amount redeemed) .........................None

          Annual Fund Operating Expenses For Institutional Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

         Management Fees..........................................0.45%
         Distribution and/or Service (12b-1) Fees.................None
         Other Expenses...........................................0.52%
                                                                 -----
            Total Annual Fund Operating Expenses..........................0.97%*
            Fee Waivers and/or Expense Reimbursement.....................(0.57%)
                                                                          -----
            Net Expenses..................................................0.40%
                                                                          =====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2005. The Advisor has entered into an Expense Limitation Agreement with The Nottingham Investment Trust II under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.40% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2006. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.


Example. This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem  all of your  shares at the end of those  periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


----------------------- ------------ ------------- ------------- ---------------
   Period Invested         1 Year        3 Years        5 Years      10 Years
----------------------- ------------ ------------- ------------- ---------------
      Your Costs            $41           $252           $481         $1,138
----------------------- ------------ ------------- ------------- ---------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

EARNEST Partners Limited, LLC became the investment advisor of the Fund pursuant to an Interim Investment Advisory Agreement approved by the Board of Trustees ("Trustees") of The Nottingham Investment Trust II ("Trust") at a meeting held on December 20, 1999. That agreement was superseded by a new Investment Advisory Agreement ("Investment Advisory Agreement") that was approved by shareholders of the Fund at a meeting held on May 25, 2000. Under the Investment Advisory Agreement, the Advisor will receive the same management fee as the Fund's previous advisor, Investek Capital Management, Inc. ("ICM"). The Investment Advisory Agreement is renewed on an annual basis subject to an appropriate review and approval by the Trustees.

EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309, was established in 1999 as a limited liability company organized under the laws of Delaware and is a wholly owned subsidiary of EARNEST Partners II, LLC, also a Delaware limited liability company. The Advisor was formed as a result of the acquisition of the Fund's former investment advisor by EARNEST Partners II, LLC. That acquisition was completed on December 31, 1999. As of June 30, 2005, the Advisor had approximately $14.3 billion in assets under management and provides investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations. The Fund is primarily managed by an investment team consisting of Michael T. McRee, Douglas S. Folk, CFA, and John M. Friedman, who are responsible for the day-to-day management of the Fund's portfolio. Mr. McRee has been a Partner of the Advisor since its inception in 1999 and was President of the Fund from its inception in 1991 until 2004. Prior to that time, Mr. McRee was President of the Fund's former advisor, ICM. Mr. Folk has been a Partner of the Advisor since its inception and became a portfolio manager of the Fund in 1998. Mr. Folk has served as President of the Fund since 2004, and was Vice President of the Fund's former advisor from 1996 until the acquisition in 1999. Previously, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. Mr. Friedman has been a Partner of the Advisor since its inception in 1999 and portfolio manager of the Fund since its inception in 1991. Prior to that time, Mr. Friedman was Vice President of the Fund's former advisor. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund's assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.45%. However, to limit expenses of the Fund, the Advisor voluntarily waived all of its advisory fees for the fiscal year ended March 31, 2005.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 0.40% of the average net assets of the Fund for the fiscal year ending March 31, 2006. It is expected that the Expense Limitation Agreement will continue from year-to-year, thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"); and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others. The Distributor is an affiliate of the Trust.

Other Expenses. In addition to the management fee, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000 and the minimum additional investment is $1,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form.. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally valued at their market value by quotation for the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded or a recently issued security that there have been no transactions for that security over an extended period of time;
(ii) the value of a portfolio security, such as fixed income security which is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation or the validity of a market quotation received is questionable. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for the portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of the Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular  Mail  Orders.  Payment  for  shares  must be made by check  from a U.S.
financial institution and payable in U.S. dollars. Cash, money orders and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "EARNEST Partners Fixed Income Trust," to:

         EARNEST Partners Fixed Income Trust
         c/o NC Shareholder Services
         116 South Franklin Street
         Post Office Box 4365
         Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Please have your financial institution use the following wire instructions:

         Wachovia Bank, N.A.
         Charlotte, North Carolina
         ABA # 053000219
         For:   EARNEST  Partners  Fixed  Income  Trust  -
         Institutional Class Shares
         Acct. # 2000000862107
         For  further  credit to  (shareholder's  name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $1,000. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

         EARNEST Partners Fixed Income Trust
         c/o NC Shareholder Services
         116 South Franklin Street
         Post Office Box 4365
         Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The Fund's name;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the financial institution account or person named in your application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $50,000 due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days' prior written notice. If the shareholder brings his/her account net asset value up to at least $50,000 during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to: (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as fixed income securities may be more volatile during certain economic conditions than equity securities and it may be more difficult to sell to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains would likely include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Fund. The Fund does not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the Fund by the Fund's refusal to accept further purchase and/or exchange orders from such investor. The Fund's policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The Advisor currently does not allow exceptions to the Policy.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions regardless of whether distributions are paid to shareholders in cash or reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable distributions paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend were received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2005) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.


FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the previous five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference to the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                                                INSTITUTIONAL CLASS SHARES
                                       (For a Share Outstanding Throughout Each Year)

======================================================= ============= ============ ============ ============= ============

                                                            Year         Year         Year          Year         Year
                                                           Ended         Ended        Ended        Ended         Ended
                                                          3/31/05       3/31/04      3/31/03      3/31/02       3/31/01
                                                          -------       -------      -------      -------       -------
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Net Asset Value, Beginning of Year                         $11.08        $10.88       $10.08        $10.32        $9.84
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

  (Loss) Income from investment operations
    Net investment income                                   0.41         0.36          0.51          0.59        0.61
    Net realized and unrealized (loss) gain on             (0.42)        0.22          0.80         (0.24)       0.48
        investments                                         ----         ----          ----          ----        ----
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Total from Investment Operations                           (0.01)        0.58          1.31          0.35        1.09
                                                            ----         ----          ----          ----        ----
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

  Less distributions to shareholders from:
    Dividends (from net investment income)                 (0.44)       (0.38)        (0.51)        (0.59)      (0.61)
                                                            ----         ----          ----          ----        ----
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Net Asset Value, End of Year                               $10.63        $11.08       $10.88        $10.08       $10.32
                                                           ======         =====        =====         =====        =====
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Total Return                                               (0.12)%       5.43%        13.30%         3.32%       11.46%
                                                           ======        ====         =====          ====        =====
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Net Assets, End of Year (000's)                           $39,403       $39,134      $13,755       $5,791       $6,631
                                                           ======        ======       ======        =====        =====
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Average Net Assets for the Year (000's)                   $34,988       $35,772       $8,148       $6,114       $7,434
                                                           ======        ======        =====        =====        =====
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Ratios of:
    Gross expenses to average net assets                   0.97%         0.95%          1.97%        2.44%       1.99%
    Net expense to average net assets                      0.40%         0.40%          0.58%        0.90%       0.90%
    Net investment income to average net assets            3.69%         3.31%          4.55%        5.65%       6.05%
------------------------------------------------------- ------------- ------------ ------------ ------------- ------------

Portfolio turnover rate                                   43.87%        54.20%         74.35%       23.87%       7.68%
======================================================= ============= ============ ============ ============= ============

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



________________________________________________________________________________

         By telephone:                  1-800-525-3863


         By mail:                       EARNEST Partners Fixed Income Trust
                                        c/o NC Shareholder Services
                                        116 South Franklin Street
                                        Post Office Box 4365
                                        Rocky Mount, North Carolina  27803-0365


         By e-mail:                     info@nottinghamco.com


         On the Internet:               www.nottinghamco.com

________________________________________________________________________________




Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                  Investment Company Act file number 811-06199

                       STATEMENT OF ADDITIONAL INFORMATION

                       EARNEST PARTNERS FIXED INCOME TRUST

                                  July 26, 2005

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863




                                Table of Contents
                                -----------------


OTHER INVESTMENT POLICIES...................................................  2
INVESTMENT LIMITATIONS......................................................  5
PORTFOLIO TRANSACTIONS......................................................  6
NET ASSET VALUE.............................................................  8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................  9
DESCRIPTION OF THE TRUST....................................................  9
ADDITIONAL INFORMATION CONCERNING TAXES....................................  10
MANAGEMENT AND OTHER SERVICE PROVIDERS.....................................  13
SPECIAL SHAREHOLDER SERVICES...............................................  22
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................  22
ADDITIONAL INFORMATION ON PERFORMANCE......................................  23
FINANCIAL STATEMENTS.......................................................  26
APPENDIX A - DESCRIPTION OF RATINGS........................................  27
APPENDIX B - PROXY VOTING POLICIES.........................................  31





This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for the EARNEST Partners Fixed Income Trust ("Fund"), dated the same date as this SAI, relating to the Fund's Institutional Class Shares, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations on November 15, 1991 and is a separate diversified series of The Nottingham Investment Trust II ("Trust"), an open-end management investment company. The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. EARNEST Partners Limited, LLC ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S.

government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

Corporate Bonds. The Fund's investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors. The Fund intends to maintain at least 90% of its assets in investment-grade bonds as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if no rating exists, of equivalent quality in the determination of the Advisor. See the Prospectus "Principal Risks of Investing in the Fund" for risks associated with investment-grade securities. The Fund's debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated lower than Baa by Moody's or lower than BBB by S&P or Fitch are considered speculative and may be subject to risks of non-payment of interest and principal. The Advisor will continuously monitor the ratings of securities held by the Fund and the creditworthiness of their issuers. For a more complete description of the various bond ratings for Moody's, S&P, and Fitch, see Appendix A to the SAI.

Mortgage Pass-Through Certificates. Obligations of GNMA, FNMA, and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations. The Fund intends to invest in collateralized mortgage obligations ("CMOs"), which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund's share prices. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Fund. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of the Fund's shares to fluctuate more and to fall.

The Advisor expects that governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund's investment objective, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMOs, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future. The Fund will purchase only asset-backed securities rated A or better by Moody's, S&P, or Fitch, or, if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price. That volatility will affect the Fund's share prices.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Borrowing. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets. The Fund may pledge its assets to secure its borrowing. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs, reduce the value of the Fund's assets and the value (and return) of a shareholder's investment in the Fund. Any and all such borrowing will comply with the requirements of the Investment Company Act of 1940, as amended, which requires, among other things, the maintenance of certain asset coverage tests for such borrowings. Borrowing may also exaggerate changes in the Fund's Net Asset Value and in the return of the Fund. Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund's performance return.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration, or development programs or leases, except that the Fund may invest in the readily marketable securities of companies, which own or deal in such things, and the Fund may invest in certain mortgage-backed securities as described in this SAI;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets);

(11) Purchase real estate or interests in real estate, except that securities in which the Fund invests may themselves have investment in real estate or interests in real estate; and the Fund may invest in securities composed of mortgages against real estate as described in this SAI;

(12) Invest in securities other than securities that are readily marketable either through trading on a national securities exchange, or securities for which an active market is made in the over-the-counter trading markets;

(13) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (i) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (ii) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees (each a "Trustee" or collectively, "Trustees"), the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. Because of decreased portfolio trading primarily due to market conditions, the Fund's portfolio turnover rate was lower for the fiscal year ended March 31, 2005 than the fiscal year ended March 31, 2004.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures when executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). The Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2005, 2004, and 2003, all portfolio transactions of the Fund were handled as principal transactions. Accordingly, there were no brokerage commissions paid during those years.

                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund's net asset value per share of each Class of shares is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees. In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2005, 2004, and 2003, the net expenses of the Fund after fee waivers and expense reimbursements were $139,961 (0.40% of the average daily net assets of the Institutional Class Shares), $143,077 (0.40% of the average daily net assets of the Institutional Class Shares), and $47,133 (0.58% of the average daily net assets of the Institutional Class Shares), , respectively. Investor Class Shares of the Fund were not authorized for issuance during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for the Investor Class Shares. The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" above. The fund's net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day. The Distributor receives the sales charge as the Fund's distributor and may reallow it in the form of dealer discounts and brokerage commissions. However, the Investor Class Shares are not currently available for investment.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.


                            DESCRIPTION OF THE TRUST

The Trust was organized as an unincorporated business trust under Massachusetts law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of six active series, as follows: the EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; and, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland ("Brown Capital Management Funds"). The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any tax-exempt dividend as an exempt-interest dividend, (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2005) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.


                                                             TRUSTEES

---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                              Position(s)                                                  Complex
        Name, Age,            held with     Length of        Principal Occupation(s)     Overseen by         Other Directorships
        And Address           Fund/Trust   Time Served         During Past 5 Years         Trustee             Held by Trustee
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------

                                                            Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 73          Trustee,     Since 1990    Retired;  previously, President        6        Independent  Trustee  of the
                             Chairman                   of   Brinson   Investment   Co.                 following:   Gardner   Lewis
                                                        (personal    investments)   and                 Investment  Trust   for  the
                                                        President of Brinson Chevrolet,                 three series of  that trust;
                                                        Inc. (auto dealership)                          New  Providence   Investment
                                                                                                        Trust for  the one series of
                                                                                                        that trust; Hillman  Capital
                                                                                                        Management  Investment Trust
                                                                                                        for  the two  series of that
                                                                                                        trust;         MurphyMorris
                                                                                                        Investment Trust for the one
                                                                                                        series  of  that  trust;  de
                                                                                                        Leon Funds Trust for the one
                                                                                                        series of that trust; Tilson
                                                                                                        Investment Trust for the two
                                                                                                        series  of  that  trust; and
                                                                                                        The    Piedmont   Investment
                                                                                                        Trust for  the one series of
                                                                                                        that  trust  (all registered
                                                                                                        investment companies)
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
J. Buckley Strandberg, 45    Trustee      Since 1991    President of Standard Insurance        6        None
                                                        and   Realty  (insurance    and
                                                        property management)
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
James H. Speed, Jr., 52      Trustee      Since         President and CEO of NC  Mutual        6        Independent Trustee  of  RBC
                                          September     Insurance  Company   (insurance                 Funds,  Inc.  for  its   six
                                          2002          company)   since   May    2003;                 series    (all    registered
                                                        President  of  Speed  Financial                 investment       companies);
                                                        Group, Inc. (consulting/private                 Member  of Board ofDirectors
                                                        investments) from   March  2000                 of NC  Mutual Life Insurance
                                                        to April 2003                                   Company
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------

---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                              Position(s)                                                  Complex
        Name, Age,            held with     Length of        Principal Occupation(s)     Overseen by         Other Directorships
        And Address           Fund/Trust   Time Served         During Past 5 Years         Trustee             Held by Trustee
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
                                                            Interested Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Richard K. Bryant, 46        Trustee      Trustee       President of Capital Investment       6                      None
Post Office Box 32249                     since         Group, Inc. (distributor of the
Raleigh, North Carolina                   September     Funds);   Vice   President   of
27622                                     2002          Capital   Investment   Counsel,
                                                        Inc.;   President  of   Capital
                                                        Investment   Brokerage,    Inc.
                                                        (broker/dealer    firm);    and
                                                        President  of  N.C.  Securities
                                                        Association              (trade
                                                        organization);  Trustee of  the
                                                        Trust   since  September  2002;
                                                        previously,    Trustee  of  the
                                                        Trust from 1990 until June 2002
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
Keith A. Lee, 45             Trustee;     Trustee       Senior Vice President  of Brown       6                      None
1201 N. Calvert Street       Vice         since June    Capital    Management,     Inc.
Baltimore, Maryland 21202    President    2002;         (advisor of the  Brown  Capital
                             and          Vice          Management   Funds)  and   Vice
                             Principal    President     President of the Brown  Capital
                             Executive    since 1992;   Management  Funds;  Trustee  of
                             Officer,     Principal     the Trust since June 2002
                             the Brown    Executive
                             Capital      Officer
                             Management   since 2002
                             Funds
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------

*Basis of Interestedness. Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment Group, Inc., the distributor of the Fund. Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.

---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
                                                                  Other Officers
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
Eddie C. Brown, 64           President,   Since         President  of  Brown    Capital       n/a                     n/a
1201 N. Calvert Street       the Brown    1992          Management,  Inc.;  previously,
Baltimore, Maryland  21202   Capital                    Trustee of the Trust  from 1992
                             Management                 until June 2002
                             Funds
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------


---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
R. Mark Fields, 52           Vice         Since         Partner  of  EARNEST   Partners       n/a                     n/a
119 S. President Street      President,   1992          Limited,  LLC (advisor  of  the
2nd Floor                    EARNEST                    EARNEST  Partners Fixed  Income
Jackson, MS 39201            Partners                   Trust), since 1999
                             Fixed
                             Income
                             Trust
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
Douglas S. Folk, 44          President    Since         Partner  and  Portfolio Manager      n/a                      n/a
75 Fourteenth Street         and          2004          of  EARNEST  Partners  Limited,
Suite 2300                   Principal                  LLC, since 1999
Atlanta, GA  30309           Executive
                             Officer,
                             EARNEST
                             Partners
                             Fixed
                             Income
                             Trust
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
John M. Friedman, 61         Vice         Since         Partner and Portfolio Manager of      n/a                     n/a
75 Fourteenth Street         President,   1992          EARNEST  Partners Limited,  LLC,
Suite 2300                   EARNEST                    since 1999
Atlanta, GA  30309           Partners
                             Fixed
                             Income
                             Trust
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------

---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                              Position(s)                                                  Complex
        Name, Age,            held with     Length of        Principal Occupation(s)     Overseen by         Other Directorships
        And Address           Fund/Trust   Time Served         During Past 5 Years         Trustee             Held by Trustee
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
                                                            Interested Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Tracey L. Hendricks, 37      Treasurer    Since         Vice  President  of   Financial       n/a                     n/a
                             and          2004          Reporting, Tax, Internal Audit,
                             Assistant                  and     Compliance    of    The
                             Secretary                  Nottingham Company(administrator
                                                        to  the   Fund)   since   2004;
                                                        previously,  Vice  President of
                                                        Special    Projects   of    The
                                                        Nottingham  Company  from  2000
                                                        to 2004
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------
Julian G. Winters, 36        Secretary,   Since         Vice President-Compliance             n/a                     n/a
                             Assistant    2004          Administration  (since  1998)
                             Treasurer,                 of The Nottingham Company
                             and Chief
                             Compliance
                             Officer
---------------------------- ------------ ------------- -------------------------------- -------------- ----------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

     Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Fund's last fiscal year.

     Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the Fund's last fiscal year.

     Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of equity securities of the Fund beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex, as of valuation date of December 31, 2004. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

----------------------------- ------------ ---------------------------
                                            Aggregate Dollar Range of
                                Dollar      Equity Securities in All
                               Range of     Funds Overseen or to be
                                Equity       Overseen by Trustee in
                              Securities      Family of Investment
      Name of Trustee         in the Fund          Companies*
----------------------------- ------------ ---------------------------
                          Independent Trustees
----------------------------------------------------------------------
Jack E. Brinson                    A                   A
----------------------------- ------------ ---------------------------
J. Buckley Strandberg              A                   B
----------------------------- ------------ ---------------------------
James H. Speed, Jr.                A                   A
----------------------------- ------------ ---------------------------
                          Interested Trustees
----------------------------------------------------------------------
Richard K. Bryant                  A                   A
----------------------------- ------------ ---------------------------
Keith A. Lee                       A                   E
----------------------------- ------------ ---------------------------

* Includes all the funds of the Trust.


Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2004, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreement for the Fund ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement for the Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the Fund; (iv) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (v) the financial condition of the Advisor; and (vi) the Advisor's investment strategy for the Fund.

Based upon their evaluation of the information, materials, and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interests of the Trust, the Fund and the shareholders of the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Independent Trustee receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2005. Each of the Trustees currently serves as a Trustee to the six funds of the Trust, including the Fund. *

                               Compensation Table

----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                        Aggregate           Pension              Estimated
                                      Compensation         or Retirement           Annual            Total Compensation
                                        from the        Benefits Accrued As     Benefits Upon        from the Fund and
     Name of Person, Position             Fund         Part of Fund Expenses     Retirement        Trust Paid to Trustees
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                                   Independent Trustees
----------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson,                         $1,386                None                 None                  $10,650
Trustee
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
J. Buckley Strandberg, Trustee           $1,386                None                 None                  $10,650
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
James H. Speed, Jr., Trustee             $1,386                None                 None                  $10,550
----------------------------------------------------------------------------------------------------------------------------
                                                    Interested Trustees
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Richard K. Bryant, Trustee                None                 None                 None                   None
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Keith A. Lee, Trustee                     None                 None                 None                   None
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------

     *During fiscal year ended March 31, 2005, each Trustee also served as Trustee for the WST Growth Fund and the Capital Value Fund until each Fund's liquidation.

Code of Ethics. The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held or acquired by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. To the extent that the Fund invests in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Policies and Procedures are included as Appendix B to the SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863. This information is also available on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of May 4, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of May 4, 2005.


     Name and Address of                             Amount and Nature of                   Percent
     Beneficial Owner                                Beneficial Ownership                   of Fund
     ----------------                                --------------------                   -------


     Wachovia Bank                                     479,758.886 Shares                   13.00%
     Omnibus Cash Cash
     1525 West WT Harris Boulevard
     Charlotte, NC  28288-1151

     Bolivar Medical Center                            463,130.608 Shares                   12.55%
     PO Box 298
     Cleveland, MS 38732-0298

     Wachovia Bank,  NA                                422,274.474 Shares                   11.44%
     FBO Clariant Corporation Master TRS
     1525 West WT Harris BLVD
     Charlotte, NC 28288-1151

     Meijer Companies Ltd.                             358,037.018 Shares                    9.70%
     Special Trust
     Fifth Third Bank, as Agent
     111 Lyon Street N.W.
     Grand Rapids, MI  49503

     Wachovia Bank                                     293,320.288 Shares                    7.95%
     Omnibus Reinvest Reinvest
     1525 West WT Harris BLVD
     Charlotte, NC 28288-1151

     DLJP/The Episcopal Diocese                        292,910.171 Shares                    7.94%
     Post Office Box 2052
     Jersey City, NJ  07303-998

     Sei Private Trust Company                         246,470.536 Shares                    6.68%
     C/O Suntrust
     One Freedom Valley Drive
     Oaks, PA 19456


Investment Advisor and Other Service Providers

Investment Advisor. Investek Capital Management, Inc. ("Former Advisor"), 317 East Capitol Street, Suite 101, Jackson Mississippi 39201, served as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust from commencement of operations (November 15, 1991) to December 31, 1999. On December 31, 1999, EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309, became the investment advisor pursuant to an Interim Investment Advisory Agreement approved by the Trustees of the Trust at a meeting held on December 20, 1999. On May 25, 2000, shareholders approved a new Investment Advisory Agreement ("Advisory Agreement") for the Fund that is substantially the same as the previous investment advisory agreement between the Trust and the Former Advisor. Detailed information about the agreements and the Advisor and its duties and compensation as Advisor is contained in the Prospectus. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management team for the Fund is listed in the prospectus along with descriptions of their work experience.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. For the fiscal years ended March 31, 2005, 2004, and 2003, the Advisor voluntarily waived all of its fees in the amounts of $157,448, $160,975, and $36,665, respectively.

Compensation of Portfolio Managers. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, a discretionary bonus, and equity ownership. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Advisor matches a portion of employees' 401(k) contributions, if any. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

Ownership of Fund Shares by Portfolio Managers. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended March 31, 2005 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

------------------------------------- ----------------------------------
                                               Dollar Range of
                                              Equity Securities
     Name of Portfolio Manager                   in the Fund
------------------------------------- ----------------------------------
Michael T. McRee                                    None
------------------------------------- ----------------------------------
Douglas S. Folk                                     None
------------------------------------- ----------------------------------
John M. Friedman                                    None
------------------------------------- ----------------------------------

Other Accounts Managed by Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended March 31, 2005.

----------------------------- -------------------------------- -------------------------------- --------------------------------
                                   Registered Investment           Other Pooled Investment
                                        Companies*                        Vehicles*                    Other Accounts*
                                        ----------                        ---------                    ---------------
                                Number of                        Number of                        Number of
Name                            Accounts       Total Assets      Accounts        Total Assets     Accounts       Total Assets
----------------------------- --------------- ---------------- --------------- ---------------- -------------- -----------------
Michael T. McRee                    2           61,259,786           2            10,134,286         75          2,809,234,154
Douglas S. Folk
John M. Friedman

----------------------------- --------------- ---------------- --------------- ---------------- -------------- -----------------
Accounts where  compensation        0               n/a              0               n/a              2            185,792,253
is   based   upon    account
performance

----------------------------- --------------- ---------------- --------------- ---------------- -------------- -----------------

     *These accounts are team managed.

Portfolio Managers' Conflicts of Interests. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include, for example, foundation, private accounts, endowments, corporate pension, insurance, mutual fund, and other pooled investment vehicles ("Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index the Fund uses for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager's management of other accounts may give rise to potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa. The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.125% of the average daily net assets of the Fund with a minimum general administration fee of $2,000 per month. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 with an additional fee of $750 for each Class of Shares beyond the initial Class of Shares of the Fund plus an asset-based fund accounting fee at the annual rate of 0.01% of the average daily net assets of the Fund for fund accounting and recordkeeping services for the Fund. The Administrator will also receive the following to procure and pay the custodian for the Fund: 0.02% on the first $100 million of each Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Fund for the fiscal years ended March 31, 2005, 2004, and 2003, the Administrator received general administration fees of $43,735, $45,095, and $10,185, respectively, and fund accounting fees of $30,499, $30,577, and $27,815, respectively.

The Administrator performs the following services for the Fund: (i) coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state and local tax returns and reports of the Fund required by applicable law;
(vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month plus and additional $500 per month per additional Class of Shares. For the fiscal years ended March 31, 2005, 2004, and 2003, the Transfer Agent received $18,000, $18,000, and $18,000, respectively, in such fees for its services from the Fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a

Distribution Agreement ("Distribution Agreement") approved by the Trustees. The Distributor is controlled by Richard K. Bryant, a Trustee of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr. Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and is a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. Wachovia Bank, N.A. ("Custodian"), 123 Broad Street, Institutional Custody - PA492, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Compliance Services Provider. The Trust has entered into an compliance services arrangement with Nottingham Compliance Services, LLC ("NCS"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist Trust counsel in preparing and updating the Trust's compliance manual and assist the Trust's Chief Compliance Officer in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Briggs, Bunting & Dougherty LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, to serve as the independent registered public accounting firm for the Fund, audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:

                       EARNEST Partners Fixed Income Trust
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Funds - Purchase and Redemption Price" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will publicly disclose a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain accessible until the posting of the next fiscal quarter's portfolio holdings report. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Fund's complete portfolio holdings as of the end of each calendar month. The Fund will generally make this information available to the public at the http://www.nottinghamco.com.com within ten days of the end of the calendar month and such information will remain available until new information for the next calendar month is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund's website.

The officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers, such as the Fund's accountants, Administrator, custodian, proxy voting services (as identified in the Advisor's Proxy Voting Policy included in Appendix B to this SAI), and the Fund's counsel, who require such information for legitimate business and Fund oversight purposes. The officers of the Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers that receive such non-public information are subject to confidentiality obligations.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return and yield of the each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of each Class of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one, five, and ten year periods or for the life of each Class of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for each class of shares of the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                  P(1+T)^n = ERV

Where P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years
      ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVd

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions) n = number of years
      ATVd = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVdr

Where P = a hypothetical initial payment of $1,000
      T = average  annual  total  return  (after  taxes on  distributions  and redemptions)
      n = number of years
      ATVdr= Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of each Class of the Fund, which represents the total change in value of an investment in the Fund for a  specified  period  (again  reflecting  changes in Fund  share  prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2005 were (0.12)%, 6.56%, and 6.60%, respectively. The cumulative total return before taxes on distributions of the Fund for the ten-year period ended March 31, 2005 was 89.40%. The average annual total returns after taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2005 were (1.51)%, 4.65%, and 4.34%, respectively. The cumulative total return after taxes on distributions of the Fund for the ten-year period ended March 31, 2005 was 53.00%. The average annual total returns after taxes on distributions and sale of shares of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2005 were (0.08)%, 4.44%, and 4.24%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund for the ten-year period ended March 31, 2005 was 51.45%.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield =2[(A - B + 1)^6-1]
                                      -----
                                       CD

     Where: A = dividends and interest earned during the period.

            B = expenses accrued for the period (net of reimbursements).

            C = average  daily number of shares  outstanding  during the period that were entitled to receive dividends.

            D = the  maximum  offering  price  per share on the last day of the period.

The thirty-day yield for the period ended March 31, 2005 for the Fund was 4.2097%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Aggregate Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account that pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended March 31, 2005, including the financial highlights appearing in the Annual Report to shareholders, are incorporated herein by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.


Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.

The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

     (1)  the Trust's Proxy Voting and Disclosure Policy and

     (2) the Advisor's Proxy Policies and Procedures, including a detailed description of the Advisor's specific proxy voting guidelines.

                       THE NOTTINGHAM INVESTMENT TRUST II
                       PROXY VOTING AND DISCLOSURE POLICY

I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that The Nottingham Investment Trust II ("Trust") and each of its series of shares (individually a "Fund" and collectively "Funds") disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that each Fund's investment advisor ("Advisor") is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

     1.   to make the proxy voting decisions for the Fund; and
     2. to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and
          (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund's Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Fund's Advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

     1.   The name of the issuer of the portfolio security;
     2. The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
     3. The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
     4.   The shareholder meeting date;
     5.   A brief identification of the matter voted on;
     6.   Whether the matter was proposed by the issuer or by a security holder;
     7.   Whether the Fund cast its vote on the matter;
     8. How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
     9.   Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the

     SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     1.   A copy of this Policy;
     2.   Proxy statements received regarding each Fund's securities;
     3.   Records of votes cast on behalf of each Fund; and
     4. A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The proxy voting committee ("Proxy Voting Committee') of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.


Adopted as of this 17th day of June, 2003.

                          EARNEST PARTNERS LIMITED, LLC
                          PROXY POLICIES AND PROCEDURES

1.   Proxy Policies
     --------------

The best interest of advisory clients and plan participants (the "Client") shall be the sole consideration when voting proxies of portfolio companies. Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances. As a general rule, EARNEST Partners shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

     o EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
     o EARNEST Partners will not announce its voting intentions and the reasons therefor.
     o Earnest Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
     o Earnest Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
     o All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners' concerns for its Clients interests and not for an attempt to influence the control of management.

With respect to ERISA accounts, EARNEST Partners shall act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners' policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2.   Proxy Procedures
     ----------------

Proxy Director
--------------

EARNEST Partners has designated a Proxy Director. The Proxy Director shall consider every issue presented on every portfolio company proxy. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Director, taking into account the general policies outlined above. In the case where EARNEST Partners has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

A detailed description of EARNEST Partners' specific proxy voting guidelines will be furnished upon request. You may also obtain information about how EARNEST Partners has voted with respect to portfolio company securities by calling, writing, or emailing us at:

                                EARNEST Partners
                        75 Fourteenth Street, Suite 2300
                                Atlanta, GA 30309
                     invest@earnestpartners.com 404-815-8772

EARNEST Partners reserves the right to change these policies and procedures at any time without notice.

                                EARNEST PARTNERS
                               PROXY VOTING POLICY
                                      2004

                               Board of Directors
--------------------------------------------------------------------------------

Voting on Director Nominees in Uncontested  Elections

Votes concerning the entire board of directors are examined using the following five factors:

o Poor long-term corporate performance record relative to its peer index and S&P 500;
o Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);
o Diversity of board;
o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and
o Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following nine factors:

o Lack of a board that is at least two-thirds (67 percent) independent - i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;
o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;
o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);
o Failure to establish any key board committees (i.e. audit, compensation, or nominating);
o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;
o Chapter 7 bankruptcy, SEC violations, and criminal investigations;
o Interlocking directorships;
o Performance of compensation committee members related to egregious executive compensation; and
o Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

o Long-term financial performance of the target company relative to its industry;
o Management's historical track record;
o Background to the proxy contest;
o Qualifications of director nominees (both slates);
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;
o Equity ownership positions; and
o Total impact on all stakeholders.

Independent  Directors

o Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
o Generally WITHHOLD votes from non-independent board members (insiders and affiliated outsiders) where the board is not at least two-thirds (67 percent) independent.
o Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders.
o Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

o Generally WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, we will take action against CEOs serving on more than two outside boards and non-CEO board members serving on more than six total boards.

Director Diversity

o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
o Support endorsement of a policy of board inclusiveness.
o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

Stock Ownership Requirements

o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Board Structure

o Vote AGAINST classified boards when the issue comes up for vote.

Board and Committee Size

o Generally vote AGAINST any proposal seeking to amend the company's board size to fewer than five seats.
o Generally vote AGAINST any proposal seeking to amend the company's board size to more than fifteen seats.
o Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLDS or other action at companies that have fewer than five directors or more than 15 directors on their board when there are indications of performance or accounting issues or other concerns at the company.

Limit Term of Office

o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

o Vote AGAINST proposals to eliminate cumulative voting.
o Vote FOR proposals to permit cumulative voting.

Director and Officer Indemnification and Liability Protection

o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.
o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                             Proxy Contest Defenses
--------------------------------------------------------------------------------

Poison Pills

o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.
o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

Greenmail

o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.
o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

o Vote AGAINST proposals that provide that directors may be removed only for cause.
o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.
o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.
o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.Shareholder Ability to Alter the Size of the Board
o Vote FOR proposals that seek to fix the size of the board.o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                               Auditors
-----------------------------------------------------------------------
Auditor  Ratification

o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.
o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.
o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.
o WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot.

                            MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o Impact of the merger on shareholder value;
o Anticipated financial and operating benefits realizable through combined synergies;
o Offer price (cost vs. premium).
o Financial viability of the combined companies as a single entity;
o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;
o Fairness opinion (or lack thereof);
o Changes in corporate governance and their impact on shareholder rights; and
o Impact on community stakeholders and employees in both workforces.

Fair Price Provisions

o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

Votes  concerning   corporate   restructuring   proposals,   including  minority
squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.Changing Corporate Name Vote FOR changing the corporate name in all instances if proposed and supported by management.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Confidential Voting

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
o Vote  FOR  management  proposals  to  adopt  confidential  voting  procedures.

Shareholder Ability to Call Special Meetings

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
o Vote FOR proposals to allow or make easier shareholder action by written consent.

Equal Access

o Vote FOR shareholder resolutions filed by one-percent, one-year shareholders that, if passed, will be binding on the company per the proposed SEC trigger.
o Review CASE-BY-CASE precatory shareholder proposals asking companies to voluntarily adopt open access, perhaps at a different trigger than the SEC's proposed five-percent, two-year ownership threshold.

Unequal Voting Rights

o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Common Stock Authorization

o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.
o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check  Preferred  Authorization

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.
o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.
o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjust Par Value of Common Stock

o Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?
o Change in Control: Will the transaction result in a change-in-control of the company?
o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?
o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                                  COMPENSATION
--------------------------------------------------------------------------------
Stock Option Plans

In general, we consider executive and director compensation plans on a C
ASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following elements:

o Dilution:  Vote AGAINST  plans in which the  potential  voting power  dilution
(VPD) of all shares outstanding exceeds 12 percent.
o Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.
o Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

o The repricing is value for value;
o If the five most highly compensated employees are excluded from the repricing;
o If  the  plan  is  broad  based;  and
o If the current vesting schedule is maintained.

o Stock Option Expensing: Vote AGAINST plans if the company does not fully expense its stock options.
o Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period.
o Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives ("named officers") exceeds one percent of shares outstanding.
o Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company's performance is incongruous, as measured against industry peers over one and three-year periods.

  OBRA-Related  Compensation  Proposals

o Vote FOR amendments that place a cap on annual grants or amend administrative features.
o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments  to  Add  Performance-Based  Goals

o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval  of Cash or  Cash-and-Stock  Bonus Plans

o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.
o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

 Performance Based Options

o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

Shareholder  Proposals to Limit  Executive and Director Pay

o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.
o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.
o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin  Parachutes

o Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification.
o Generally vote AGAINST all proposals to ratify golden parachutes.
o Vote on tin parachutes on a CASE-BY-CASE basis.

Employee Stock Ownership Plans (ESOPs)

o Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                             State of Incorporation
--------------------------------------------------------------------------------

Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
o The transparency (or lack thereof) of the new locale's legal system;
o Adoption of any shareholder-unfriendly corporate law provisions;
o Actual, qualified tax benefits;
o Potential for accounting manipulations and/or discrepancies;
o Any pending U.S. legislation concerning offshore companies; and
o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore,   we  will  generally  support  shareholder  requests  calling  for
"expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                 Social, Environmental and Sustainability Issues
--------------------------------------------------------------------------------

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o Percentage of sales, assets, and earnings affected;
o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o Whether the issues presented should be dealt with through government or company-specific action;
o Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o Whether the company's analysis and voting recommendation to shareholders is persuasive;
o What its industry peers have done in response to the issue;
o Whether the proposal itself is well framed and reasonable;
o Whether implementation of the proposal would achieve the objectives sought in the proposal; and
o Whether the subject of the proposal is best left to the discretion of the board.

Special Policy Review and Shareholder Advisory Committees

o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Military Sales

o Generally support reports on foreign military sales and economic conversion of facilities.
o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Political Contributions Reporting

o Support proposals affirming political non-partisanship.
o  Support   reporting  of  political  and  political   action  committee  (PAC)
contributions.
o Support establishment of corporate political contributions guidelines and reporting provisions.

Equal  Employment  Opportunity and Other Work Place Practice  Reporting Issues

o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.
o Vote FOR legal and  regulatory  compliance  and  public  reporting  related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.
o Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

o Generally support proposals that incorporate high-performance workplace standards.

Non-Discrimination  in  Retirement  Benefits

o Support non-discrimination in retirement benefits.

Fair Lending

o Support  compliance  with  fair-lending  laws.
o Support reporting on overall lending policies and data.

 CERES Principles

o Vote FOR the adoption of the CERES Principles.
o Vote FOR adoption of reports to shareholders on environmental issues.

MacBride Principles

o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.Contract Supplier StandardsWe will generally support proposals that:
o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.
o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.
o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.
o Create incentives to encourage suppliers to raise standards rather than terminate contracts.
o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.
o Request public disclosure of contract supplier reviews on a regular basis.o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fails to comply with applicable laws protecting employees' wages and working conditions.

Corporate  Conduct,  Human Rights, and Labor Codes

We generally support proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

International Financial Related

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

                              Conflicts of interest
--------------------------------------------------------------------------------

In the case where EARNEST Partners has a material conflict of interest with a Client, EARNEST Partners will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client.

[BCM LOGO HERE]

BROWN CAPITAL MANAGEMENT



                   Prospectus



                                                                  Balanced Fund
                                                                    Equity Fund
                                                                   Mid-Cap Fund
                                                             Small Company Fund
                                                      International Equity Fund


                                                           Institutional Shares


                                                                  July 26, 2005



The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

This prospectus includes information about the Institutional Shares of the five Brown Capital Management Funds (each a "Fund" and collectively, "Funds") - one balanced fund:

o    The Brown Capital Management Balanced Fund,
     Cusip Number 66976M201
     NASDAQ Symbol BCBIX

and four equity funds:

o    The Brown Capital Management Equity Fund,
     Cusip Number 66976M300
     NASDAQ Symbol BCEIX

o    The Brown Capital Management Mid-Cap Fund,
     Cusip Number 66976M771
     NASDAQ Symbol BCMSX

o    The Brown Capital Management Small Company Fund, and
     Cusip Number 66976M409
     NASDAQ Symbol BCSIX

o    The Brown Capital Management International Equity Fund.
     Cusip Number 66976M813
     NASDAQ Symbol BCIIX

     The balanced fund seeks a maximum total return consisting of capital appreciation and current income. The equity funds seek long-term capital appreciation.


NOTICE: CLOSURE OF THE BROWN CAPITAL  MANAGEMENT  SMALL COMPANY FUND TO MOST NEW
        INVESTORS

In August 2003, Brown Capital Management, Inc., The Brown Capital Management Small Company Fund's ("Small Company Fund") investment advisor, determined that the Small Company Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Small Company Fund did not wish to compromise this position, the Board of Trustees (the "Trustees") of The Nottingham Investment Trust II (the "Trust") determined that it would be advisable to close the Small Company Fund to most new investors effective August 29, 2003. As conditions change in the securities markets, the Trustees may or may not determine to reopen the Small Company Fund to new shareholders. Existing shareholders may continue to make additional investments.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUNDS......................................................................2

    Investment Objectives......................................................2
    Principal Investment Strategies............................................3
         The Brown Capital Management Balanced Fund............................3
         The Brown Capital Management Equity Fund..............................5
         The Brown Capital Management Mid-Cap Fund.............................7
         The Brown Capital Management Small Company Fund......................10
         The Brown Capital Management International Equity Fund...............12
    Disclosure of Portfolio Holdings .........................................13
    Principal Risks Of Investing In The Funds.................................14
         All The Funds........................................................14
         Fund Specific Risk Factors...........................................15
    Bar Charts And Performance Tables.........................................19
    Fees And Expenses Of The Funds............................................25

MANAGEMENT OF THE FUNDS.......................................................27

    The Investment Advisor....................................................27
    The Administrator.........................................................31
    The Transfer Agent........................................................31
    The Distributor...........................................................31

INVESTING IN THE FUNDs........................................................32

    Minimum Investment........................................................32
    Purchase And Redemption Price.............................................32
    Purchasing Shares.........................................................33
    Redeeming Your Shares.....................................................37
    Frequent Purchases and Redemptions........................................39

OTHER IMPORTANT INVESTMENT INFORMATION........................................41

    Dividends, Distributions, And Taxes.......................................41
    Financial Highlights......................................................43
    Additional Information............................................Back Cover

THE FUNDS


INVESTMENT OBJECTIVES

The investment objective of The Brown Capital Management Balanced Fund is total return, consisting of capital appreciation and current income. The investment objective of The Brown Capital Management Equity Fund, The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund is long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. Each of the Funds is a diversified series of the Trust.

Principal Investment Strategy

The Brown Capital Management Balanced Fund

Goal
The Brown Capital Management Balanced Fund ("Balanced Fund") varies the percentage of its assets invested in equities and fixed income securities, including money market instruments, according to Brown Capital Management, Inc.'s ("Advisor") judgment of market and economic conditions and its view of which asset class can best achieve the Balanced Fund's objectives.

The percentage invested in fixed income securities (including money market instruments) will comprise not less than 25% and not more than 75% of the portfolio.

Strategy
Key elements of the Advisor's management of the Balanced Fund include:

o The equity portion of the Balanced Fund will be managed using the same investment strategies as described herein for the Equity Fund.

o Fixed income securities will be selected primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.

o The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund.

o In structuring the fixed income portion of the Fund, the Advisor examines the following:

     - spread relationships between quality grades in determining the quality distribution; and

     - expected trends in inflation and interest rates in structuring the maturity distribution.

o Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Balanced Fund) will be invested in bonds rated below "A," as rated by Standard & Poor's Ratings Services ("S&P") or by Moody's Investor Services, Inc. ("Moody's"), both nationally recognized securities rating organizations and described in the Statement of Additional Information ("SAI").

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                     % of Total Assets
                                                     -----------------
         Equity securities                                25 - 75%
         Fixed income securities and                      25 - 75%
            money market instruments

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Balanced Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Balanced Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Balanced Fund would indirectly pay both the Balanced Fund's expenses and the expenses relating to those other investment companies with respect to the Balanced Fund's assets invested in such investment companies. To the extent the Balanced Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Balanced Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Equity Fund

Goal
The Brown Capital Management Equity Fund ("Equity Fund") seeks capital appreciation by identifying securities that the Advisor believes are undervalued relative to their growth potential. These securities may be undervalued as a result of one or more of the following:

o    presently being out of favor;
o    currently not well known; or
o possessing value that is not currently recognized by the investment community.

The Equity Fund generally consists of the equity securities of medium and large capitalization companies, generally defined as those companies with a market capitalization of $1 billion or more.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

The Equity Fund invests in a variety of companies and industries as well as economic sectors.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                   % of Total Assets
                                                   -----------------
         Equity securities                             80 - 99%
         Money market instruments                       1 - 20%


This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Equity Fund would indirectly pay both the Equity Fund's expenses and the expenses relating to those other investment companies with respect to the Equity Fund's assets invested in such investment companies. To the extent the Equity Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Mid-Cap Fund

Goal
The Brown Capital Management Mid-Cap Fund ("Mid-Cap Fund") seeks long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Mid-Cap Fund also offers Investor Shares which are offered by another prospectus.

Strategy

         Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market's earnings growth rate. This determination is generated from fundamental analysis and the Advisor's assessment of the company's growth prospects over the next three to five years. Second, the company's stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings ("P/E") multiple to Advisor-forecasted earnings per share ("EPS") targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company's share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

         Fundamental Analysis

The foundation of the Advisor's investment process is fundamental analysis that principally includes:

o    financial statement analysis;
o    management interviews;
o    industry analysis; and
o    competitor analysis.


This analysis represents approximately 80% of the Advisor's investment approach.
Companies  are  identified  through   Advisor-developed   quantitative   screens
including:

o    historical EPS growth;
o    return on equity; and
o    debt-to-total capital.

Companies may also be identified through a number of other means including:

o    external research sources;
o    investment conferences;
o    in-office management visits; and
o    industry trends.

Critical to the Advisor's assessment of a company's future growth prospects is an understanding of what internal and external factors drove the company's historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company's financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cashflow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

         Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to "pay" more for future growth in a low interest rate environment, and is generally willing to "pay" less for future growth in a high interest rate environment, all other things being equal.

The Mid-Cap Fund's portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor's investment process, the average intended holding period for companies is long-term (three to five years). The Advisor typically sells securities from the Mid-Cap Fund's portfolio when the Advisor determines that a company's future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Under normal market conditions, the Mid-Cap Fund will invest at least 80% of its total assets in the equity securities of mid-cap companies. This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Mid-Cap Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Mid-Cap Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Mid-Cap Fund would indirectly pay both the Mid-Cap Fund's expenses and the expenses relating to those other investment companies with respect to the Mid-Cap Fund's assets invested in such investment companies. To the extent the Mid-Cap Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Mid-Cap Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal
The Brown Capital Management Small Company Fund ("Small Company Fund") invests primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, ("small companies"). The Advisor seeks to build a portfolio of exceptional small companies with the following overall portfolio characteristics:

o price-to-earnings ratio to prospective earnings per share growth rate that is less than an appropriate market benchmark (on twelve month estimated earnings) and
o    profitability that is greater than the market benchmark.

Currently, the Small Company Fund uses the Russell 2000 Index as its market benchmark. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization common stocks.

Strategy
The Advisor believes that:

o a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
o an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

o    sustainable revenue growth;
o adequate resources to establish and defend a viable product or service market, and market share;
o    sufficient profitability to support long term growth; and
o management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                     % of Total Assets
                                                     -----------------
         Equity securities                               80 - 99%
         Money market instruments                         1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Small Company Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Small Company Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Small Company Fund would indirectly pay both the Small Company Fund's expenses and the expenses relating to those other investment companies with respect to the Small Company Fund's assets invested in such investment companies. To the extent the Small Company Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Small Company Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal
The Brown Capital Management International Equity Fund ("International Equity Fund") invests primarily in the equity securities of non-U.S. based companies. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at the deepest discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that includes:

o relative valuation within an industry sector, and between countries or economic markets;
o    fundamental analysis of the company;
o    long term forecasting of earnings and asset values;
o fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
o    use of investment industry research; and
o use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

o no individual country will represent more than 25% at cost of the International Equity Fund's total assets;
o no more than 15% at cost of the International Equity Fund's total assets will be invested in emerging market securities;
o no individual industry will represent more than 20% at cost of the International Equity Fund's total assets; and
o no individual security will represent more than 5% at cost of the International Equity Fund's total assets.

Under  normal  market   conditions  the  portfolio   allocation  range  for  the
International Equity Fund will be:

                                                     % of Total Assets
                                                     -----------------
         Equity securities                                80 - 99%
         Money market instruments                         1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the International Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the International Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the International Equity Fund would indirectly pay both the International Equity Fund's expenses and the expenses relating to those other investment companies with respect to the International Equity Fund's assets invested in such investment companies. The International Equity Fund may also invest in securities of any kind including securities traded primarily in U.S. markets, in addition to the short-term investments listed above, as a temporary defensive measure. To the extent the International Equity Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the International Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.


Disclosure of Portfolio Holdings

The Funds may, from time to time, make available portfolio holdings information at the following website, http://www.nottinghamco.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar month. To reach this information, click on "Mutual Funds" on the Main Menu and select "Fund Search" from the drop down menu. Then search for the Funds using key words such as "Brown." On the following page, select the link for one of the Funds. Under the section entitled "Portfolio Holdings," there is a link to the list of the Fund's complete portfolio holdings also entitled "Portfolio Holdings." This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information ("SAI").

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All The Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their investment objectives.

Market Risk. The Funds will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

Investment Style Risk. The Advisor's investment style may subject the Funds to certain risks. A portfolio company's earnings growth may not increase as much as the Advisor assumes it will. Even if a portfolio company's earnings grow as the Advisor expects, there may not be a corresponding increase in the portfolio company's share value. Also, the Advisor's determination of reasonable valuation for a portfolio security may be incorrect. Consequently, each Fund may pay more for a portfolio security than it is worth.

Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk. The percentage of each Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on each Fund's performance.

Equity Securities Risk. To the extent that the majority of each Fund's portfolio consists of common stocks, it is expected that each Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Portfolio Turnover Risk. Although the Advisor intends to hold the Funds' portfolio securities for the long-term, the Advisor may sell such portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect each Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the section of the prospectus entitled "Financial Highlights" for the Funds' portfolio turnover rates for prior periods.

Fund Specific Risk Factors

Balanced Fund

In addition to the investment and market risks outlined above with regards to the equity portion of the Balanced Fund, there will be additional risks for the fixed income portion of the portfolio:

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Balanced Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Balanced Fund's income may be reduced and if the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Balanced Fund's shares may be reduced. The Balanced Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Balanced Fund. Credit risk is particularly significant to the Balanced Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Balanced Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Balanced Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Balanced Fund, holding a significant portion of its assets in fixed income securities with long-term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities in the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Balanced Fund's debt holdings. The Balanced Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.


Mid-Cap Fund

Mid-Cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Mid-Cap Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.


Small Company Fund

The  Small   Company  Fund  is  intended  for   aggressive   investors   seeking
above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Companies Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.


International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

o Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

o Currency Risk: Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

o Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. The transition is now complete and each of the 11 countries successfully adopted the Euro as a common currency. Going forward, the volatility of the Euro will be dependent on the economic cycles within each country in the European Union and the world, European and global trade flows, the monetary and fiscal policies of the European Central Bank and the European Union, and the willingness of member states to maintain the common currency and expand the union. As a result, depending on the actions by European member states and situations described above, this may or may not adversely affect the value of the securities held by the International Equity Fund.

o Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund's foreign investments.

o Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

o Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

BAR CHARTS AND PERFORMANCE TABLES

The following bar charts and tables illustrate the variability in the Funds' performance and the Funds' relative return to a common measure of performance. The Funds' past performance is not necessarily an indication of how the Funds will perform in the future.

The bar charts illustrate how the Funds' performances vary from year to year over the periods shown. The average annual total returns tables provide an indication of the risks of investing in the Funds by showing how the Funds' average annual total returns for one year, five years, ten years, and since inception, as applicable, compare to those of broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

Balanced Fund
[BAR CHART HERE]

                             Calendar Year Returns
                             ---------------------
                                 1995 -  29.75%
                                 1996 -  13.84%
                                 1997 -  18.87%
                                 1998 -  24.41%
                                 1999 -   5.27%
                                 2000 -   1.04%
                                 2001 - -11.91%
                                 2002 - -21.49%
                                 2003 -  24.76%
                                 2004 -   1.96%

o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 19.63% (quarter ended December 31, 1998).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (13.80)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (1.00)% (quarter ended June 30, 2005).

---------------------------------------------------- ---------- ----------- ------------
           Average Annual Total Returns                 Past      Past 5       Past 10
          Periods Ended December 31, 2004              1 Year      Years        Years
---------------------------------------------------- ---------- ----------- ------------
Balanced Fund
   Before taxes                                        1.96 %    (2.33)%       7.41 %
   After taxes on distributions                        1.70 %    (2.77)%       6.25 %
   After taxes on distributions and sale of shares     1.27 %    (2.18)%       5.96 %
---------------------------------------------------- ---------- ----------- ------------
Benchmark of 75% S&P 500 Total Return Index / 25%
Lehman Government & Credit Bond Index*                 9.67 %    (0.92)%      11.20 %
---------------------------------------------------- ---------- ----------- ------------
S&P 500 Total Return Index*                           10.88 %    (2.30)%      12.07 %
---------------------------------------------------- ---------- ----------- ------------
Lehman Government & Credit Bond Index*                 4.20 %     8.00 %       7.82 %
---------------------------------------------------- ---------- ----------- ------------

*The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. The Lehman Government & Credit Bond Index (formerly know as the Lehman Government & Corporate Bond Index) represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

Equity Fund
[BAR CHART HERE]

                             Calendar Year Returns
                             ---------------------
                                 1995 -  32.04%
                                 1996 -  19.04%
                                 1997 -  22.65%
                                 1998 -  29.15%
                                 1999 -   7.82%
                                 2000 -   0.48%
                                 2001 - -18.24%
                                 2002 - -29.05%
                                 2003 -  31.07%
                                 2004 -   1.33%


o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 26.64% (quar1.7ter ended December 31, 1998).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (19.95)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (1.85)% (quarter ended June 30, 2005).

---------------------------------------------------- ---------- ----------- ------------
           Average Annual Total Returns                 Past      Past 5       Past 10
          Periods Ended December 31, 2004              1 Year      Years        Years
---------------------------------------------------- ---------- ----------- ------------
Equity Fund
   Before taxes                                        1.33 %    (4.99)%       7.59 %
   After taxes on distributions                        1.33 %    (5.40)%       6.74 %
   After taxes on distributions and sale of shares     0.86 %    (4.27)%       6.45 %
--------------------------------------------------- ----------- ---------- -------------
S&P 500 Total Return Index *                          10.88 %    (2.30)%      12.07 %
--------------------------------------------------- ----------- ---------- -------------

*The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Mid-Cap Fund

[BAR CHART HERE]
                             Calendar Year Returns
                             ---------------------
                                 2003 -  34.03%
                                 2004 -   6.35%


o During the 2-year period shown in the bar chart above, the highest return for a calendar quarter was 15.86% (quarter ended June 30, 2003).
o During the 2-year period shown in the bar chart above, the lowest return for a calendar quarter was (5.99)% (quarter ended September 30, 2004).
o The calendar year-to-date return as of the most recent calendar quarter was 1.75% (quarter ended June 30, 2005).

------------------------------------------------------ --------------- -----------------
           Average Annual Total Returns                     Past 1          Since
          Periods Ended December 31, 2004                   Year         Inception*
------------------------------------------------------ --------------- -----------------
Mid-Cap Fund
   Before taxes                                             6.35 %         19.48 %
   After taxes on distributions                             6.17 %         18.87 %
   After taxes on distributions and sale of shares          4.37 %         16.50 %
------------------------------------------------------ --------------- -----------------
S&P Mid-Cap 400 Index **                                  16.47 %          25.58 %
------------------------------------------------------ --------------- -----------------
Russell Mid-Cap Growth Index **                           15.48 %          29.75 %
------------------------------------------------------ --------------- -----------------

  *September 30, 2002 (commencement of operations of the Mid-Cap Fund)
** The S&P Mid-Cap 400 Index and the Russell Mid-Cap Growth Index are unmanaged indices measuring the performance of the mid-size company segment of the U.S. equities market. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

Small Company Fund
[BAR CHART HERE]

                             Calendar Year Returns
                             ---------------------
                                 1995 -  33.96%
                                 1996 -  17.08%
                                 1997 -  15.78%
                                 1998 -  18.39%
                                 1999 -  44.02%
                                 2000 -  15.30%
                                 2001 -  13.33%
                                 2002 - -40.35%
                                 2003 -  41.71%
                                 2004 -   0.24%

o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 39.72% (quarter ended December 31, 2001).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (26.95)% (quarter ended September 30, 2002).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (1.58)% (quarter ended June 30, 2005).

---------------------------------------------------- ---------- ----------- ------------
           Average Annual Total Returns                 Past      Past 5       Past 10
          Periods Ended December 31, 2004              1 Year      Years        Years
---------------------------------------------------- ---------- ----------- ------------
Small Company Fund
   Before taxes                                         0.24 %     2.06 %      13.11 %
   After taxes on distributions                         0.24 %     1.77 %      12.42 %
   After taxes on distributions and sale of shares      0.15 %     1.67 %      11.46 %
---------------------------------------------------- ---------- ---------- -------------
Russell 2000 Index*                                    18.42 %     6.68 %      11.53 %
---------------------------------------------------- ---------- ---------- -------------

*The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

International Equity Fund

[BAR CHART HERE]

                             Calendar Year Returns
                             ---------------------
                                 2000 -  -0.11%
                                 2001 -  -16.38%
                                 2002 -  -23.89%
                                 2003 -   39.36%
                                 2004 -   21.39%


o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 23.10% (quarter ended June 30, 2003).
o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (23.81)% (quarter ended September 30, 2002).
o The calendar year-to-date return as of the end of the most recent calendar quarter was (1.20)% (quarter ended June 30, 2005).

---------------------------------------------------- ---------- ----------- ------------
           Average Annual Total Returns                 Past      Past 5       Past 10
          Periods Ended December 31, 2004              1 Year      Years        Years
---------------------------------------------------- ---------- ----------- ------------
International Equity Fund
   Before taxes                                       21.39 %      1.47 %     3.45 %
   After taxes on distributions                       21.39 %      1.22 %     3.22 %
   After taxes on distributions and sale of shares    13.90 %      1.10 %     2.82 %
---------------------------------------------------- ---------- ----------- ------------
MSCI EAFE International Gross Index**                 20.70 %    (0.80)%      2.65 %
---------------------------------------------------- ---------- ----------- ------------
MSCI All Country World Free EX USA Gross Index**
                                                      21.36 %     0.02 %      3.60 %
---------------------------------------------------- ---------- ----------- ------------


*May 28, 1999 (commencement of operations of the International Equity Fund)
** The MSCI EAFE International Gross Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East and takes into account the value of dividends that would have been received by those securities. The MSCI All Country World Free EX USA Gross Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States, and takes into account the value of dividends that would have been received by those securities. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds:


Shareholder Fees For Institutional Shares
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price) ..................................None
Redemption Fee
    (as a percentage of amount redeemed).................................None


Annual Fund Operating Expenses For Institutional Shares
(expenses that are deducted from fund assets)

                                                                         Small   International
                                             Balanced Equity   Mid-Cap   Company    Equity
                                             -------- ------   -------   -------    ------

Management Fees............................... 0.65%    0.65%    0.75%     1.00%    1.00%
Distribution and/or Service (12b-1) Fees....... None     None     None      None     None
Other Expenses................................ 0.97%    1.01%    3.70%     0.18%    1.73%
                                               -----    -----    -----     -----    -----
Total Annual Fund Operating Expenses*......... 1.62%    1.66%    4.45%     1.18%    2.73%
     Fee Waivers and/or Expense Reimbursements(0.42)%  (0.46)%  (3.15)%    0.00%   (0.73)%
                                               -----    -----    -----     -----    -----
     Net Expenses............................. 1.20%    1.20%    1.30%     1.18%    2.00%
                                               =====    =====    =====     =====    =====


*"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by each of the Funds' Institutional Shares for the fiscal year ended March 31, 2005. The Advisor has entered into contractual agreements with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.20% of the average daily net assets of the Balanced Fund and the Equity Fund, 1.30% of the average daily net assets of the Mid-Cap Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2006. It is expected that the contractual agreements will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three fiscal years for the Funds, provided that the respective fund's total assets exceed $20 million for the Balanced Fund, the Equity Fund, the Small Company Fund, and the International Equity Fund and $15 million for the Mid-Cap Fund. The respective fund must reach a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the respective fund to exceed the corresponding annual expense ratio limit as described above. See the "Management of the Funds - Expense Limitation Agreements" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Institutional Shares of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in one or more of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

----------------------- ------------- ---------------- -------------- ------------------
        Fund               1 Year         3 Years         5 Years         10 Years
----------------------- ------------- ---------------- -------------- ------------------
       Balanced             $122           $470            $842            $1,887
----------------------- ------------- ---------------- -------------- ------------------
        Equity              $122           $479            $859            $1,927
----------------------- ------------- ---------------- -------------- ------------------
       Mid-Cap              $132          $1,060          $1,999           $4,390
----------------------- ------------- ---------------- -------------- ------------------
    Small Company           $120           $375            $649            $1,432
----------------------- ------------- ---------------- -------------- ------------------
 International Equity       $203           $778           $1,380           $3,008
----------------------- ------------- ---------------- -------------- ------------------

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

The Funds' investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to advisory contracts with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The
Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. As of March 31, 2005, the Advisor had approximately $4.2 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:

------------------------- ------------------ ----------------------------------------
                          Portfolio Manager
        Fund(s)                                           Work Experience
------------------------- ------------------ ----------------------------------------
Balanced Fund Equity      Management         The three  funds are  team-managed.  Mr.
Fund                      Team               Brown   is   founder,    President   and
Mid-Cap Fund                                 controlling  shareholder of the Advisor.
                                             Mr.  Brown  has been  with  the  Advisor
                                             since its  inception in 1983.  Calvin H.
                                             Baker,  Maurice L. Haywood,  and Stephon
                                             A. Jackson work  together with Mr. Brown
                                             in the  management  of the Balanced Fund
                                             and  the  Equity  Fund.  Mr.  Walton  D.
                                             Pearson works with the  management  team
                                             on the Mid-Cap  Fund.  Mr.  Baker,  Vice
                                             President and Portfolio Manager/Analyst,
                                             joined the Advisor in August 2000. Prior
                                             to  this,  Mr.  Baker  was  a  Financial
                                             Executive   at  the   Wisconsin   Energy
                                             Corporation  from September 1991 to June
                                             2000.  From  September 1988 to July 1991
                                             he also served as a Financial  Executive
                                             at Economic Development Corporation. Mr.
                                             Haywood,  Vice  President  and Portfolio
                                             Manager/Analyst,  joined the  Advisor in
                                             February   2000.   Prior  to  this,  Mr.
                                             Haywood  was a  Partner  and  Investment
                                             Analyst  at Holland  Capital  Management
                                             from November 1993 to January 2000. From
                                             August  1987  to  November   1993,   Mr.
                                             Haywood was an Assistant  Vice President
                                             at First  National Bank of Chicago.  Mr.
------------------------- ------------------ ----------------------------------------
                                       27

------------------------- ------------------ ----------------------------------------
                                             Jackson,  Vice  President  and Portfolio
                                             Manager/Analyst,  joined the  Advisor in
                                             July 1997.  Prior to this,  Mr.  Jackson
                                             was  Portfolio   Manager/   Director  of
                                             Research at NCM Capital  Management from
                                             March 1994 to June 1997. From March 1993
                                             to  March  1994,   Mr.  Jackson  was  an
                                             Analyst  at  Putnam   Investments.   Mr.
                                             Pearson,  Vice  President  and Portfolio
                                             Manager/Analyst,  joined the  Advisor in
                                             February   2005.   Prior  to  this,  Mr.
                                             Pearson  was  a  Managing  Director  and
                                             Senior   Portfolio   Manager  at  Putnam
                                             Investment from February 2003 to January
                                             2005.  From April 1993 to February 2003,
                                             he served as Senior Vice  President  and
                                             Senior  Portfolio  Manager for  Alliance
                                             Capital Management.
------------------------- ------------------ ----------------------------------------
Small Company Fund        Management Team    The Fund is team  managed.  Mr. Lee is a
                                             Senior  Vice  President  and has  been a
                                             portfolio  manager of the Advisor  since
                                             1991.  Prior to this, Mr. Lee was a Vice
                                             President at Nexus  Consulting from June
                                             1990 to June 1991. From November 1987 to
                                             July  1988,  Mr.  Lee was an  Investment
                                             Representative at BT Alex Brown. Mr. Lee
                                             works  with  Robert  E.  Hall,   Kempton
                                             Ingersol,  Amy Zhang and Eddie C.  Brown
                                             in the management of the fund. Mr. Hall,
                                             Senior  Vice   President  and  Portfolio
                                             Manager/Analyst,  joined the  Advisor in
                                             September 1993.  Prior to this, Mr. Hall
                                             was  an   Investment   Advisor   at  the
                                             Investment  Center  from  March  1990 to
                                             August 1993. From April 1983 to December
                                             1989,   Mr.  Hall  was  an  Advisor  and
                                             Portfolio  Manager for  Emerging  Growth
                                             Partners.  Mr. Ingersol,  Vice President
                                             and  Portfolio  Manager/Analyst,  joined
                                             the Advisor in March  1999,  but assumed
                                             his current role in November 2000.  From
                                             March 1999  through  October  2000,  Mr.
                                             Ingersol   served   as   Brown   Capital
                                             Management's  Marketing  Director in the
                                             Texas  Region.  Prior to that, he was an
                                             Investment   Banker  at  Dain   Rauscher
                                             Incorporated  and  Grigsby  Brandford  &
                                             Company from June 1997 to March 1999 and
                                             April 1994 to June  1997,  respectively.
                                             Ms. Zhang,  Vice President and Portfolio
                                             Manager/Analyst,  joined the  Advisor in
                                             December  2002.  Prior  to  joining  the
                                             Advisor,  Ms.  Zhang was an  analyst  at
                                             Epsilon  Investment  Management  LLC and
                                             Templeton  from June  1999 to  September
                                             2002  and  January  1998 to  June  1999,
                                             respectively.
------------------------- ------------------ ----------------------------------------
International Equity      Edwin Lugo         Edwin Lugo manages the Fund.  Mr.  Lugo,
Fund                                         Vice      President    and     Portfolio
                                             Manager/Analyst,  joined  the Advisor in
                                             February 2002.  Formerly, Mr. Lugo was a
                                             Vice  President at  Templeton Investment
                                             Council, Inc. from July 1996 to February
                                             2002.
------------------------- ------------------ ----------------------------------------

The Fund's SAI provides additional information about the portfolio managers, their compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds' average daily net assets at the annual rate of:

      Balanced Fund and Equity Fund:
      0.65% of the first $100 million
      0.50% on all assets over $100 million

      Mid-Cap Fund:
      0.75% on all assets

      Small Company Fund:
      1.00% on all assets

      International Equity Fund:
      1.00% of the first $100 million
      0.75% on all assets over $100 million

During the Funds' most recent fiscal year ended March 31, 2005, the Advisor waived a portion of the advisory fees for the Balanced Fund, the Equity Fund, and the International Equity Fund and all of its fees for the Mid-Cap Fund. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

                                            Fees Paid to the Advisor
                Fund                        as a Percentage of Assets
                ----                        -------------------------
            Balanced Fund                            0.23%
            Equity Fund                              0.18%
            Mid-Cap Fund                             0.00%
            Small Company Fund                       1.00%
            International Equity Fund                0.27%

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds ("Expense Limitation Agreements"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.20% of the average daily net assets of the Balanced Fund and the Equity Fund, 1.30% of the average daily net assets of the Mid-Cap Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2006. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreements, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements. The Trust may terminate the respective expense limitation agreement upon 90 days' prior written notice to the Advisor with respect to the Balanced, Equity, Small Company and International Equity Funds and at any time upon written notice to the Advisor with respect to the Mid-Cap Fund. The Advisor may also terminate the expense limitation agreements upon 90 days' prior written notice to the Trust with respect to the Balanced, Equity, Small Company and International Equity Funds and at the end of the then-current term upon not less than 90 days' prior written notice to the Trust with respect to the Mid-Cap Fund.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three
(3) fiscal years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund's assets exceed $20 million with respect to the Balanced, Equity, Small Company and International Equity Funds or $15 million with respect to the Mid-Cap Fund; (ii) the particular fund's total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Funds as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Funds' shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Funds and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Funds and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Funds.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Funds. As indicated later in the section of this prospectus entitled "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others. The Distributor is an affiliate of the Trust.

Other Expenses. In addition to the 12b-1 fees for the Investor Shares of the Mid-Cap Fund and the investment advisory fees, the Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of their independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


INVESTING IN THE FUNDS



MINIMUM INVESTMENT

The Funds' Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh
Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE


Determining a Fund's Net Asset Value. The price at which shares are purchased and redeemed is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. Each Fund's net asset value per share is calculated by dividing the value of the particular fund's total assets, less liabilities (including that fund's expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Funds' total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund's net asset value calculation;
(iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds' policies regarding fair value pricing are intended to result in a calculation of the Funds' net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. Each of the Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds' shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

The Funds have authorized one or more brokers to accept purchase and redemption orders on their behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. In addition, orders will be deemed to have been received by the Funds when an authorized broker or broker-authorized designee receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Funds. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular

Fund(s), Administrator, and Transfer Agent. The particular Fund(s) will charge a $20 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable fund, to:

             Brown Capital Management Funds
             [Name of Fund]
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable Fund and to "Institutional Shares" on your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met. Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4226, before wiring funds, to advise the Funds of the investment, dollar amount, and the account identification number. Failure to identify the Fund you wish to invest in may cause a delay in processing your request. Please have your financial institution use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
              For credit to: (please specify)
                The Brown Capital Management Balanced Fund
                    Account # 2000000861917
                The Brown Capital Management Equity Fund
                    Account # 2000000861768
                The Brown Capital Management Mid-Cap Fund
                    Account # 2000008667935
                The Brown Capital Management Small Company Fund
                    Account # 2000000861904
                The Brown Capital Management International Equity Fund
                    Account # 2000001293296
             For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Shares may only be exchanged for Institutional Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds' share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Funds will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor. The Funds may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Funds receive this required information. If after opening the investor's account the Funds are unable to verify the investor's identity after having used reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Funds close an investor's account because the Funds were unable to verify the investor's identity, the Funds will value the account in accordance with the Funds' next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Funds will not be responsible for any losses incurred due to the Funds' inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             Brown Capital Management Funds
             [Name of Fund]
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the applicable fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1) Designation of Institutional Shares and name of fund (Balanced Fund, Equity Fund, Mid-Cap Fund, Small Company Fund, or International Equity
          Fund),
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption proceeds to the shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days on which your financial institution is not open for business. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4226. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the
Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30 days' prior written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds' net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous. The Funds reserve the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; and (ii) suspend its offering of shares at any time.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds' portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds' securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as fixed income securities may be more volatile during certain economic conditions than equity securities and it may be more difficult to sell to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage and identify such activity by shareholders of the Funds. The Funds do not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in that Fund by the Fund's refusal to accept further purchase and/or exchange orders from such investor. Each Fund's policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to those Funds. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to that Fund. Accordingly, the ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The Advisor currently does not allow exceptions to the Policy.

OTHER IMPORTANT
INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

The Funds will distribute most of their income and realized gains to their shareholders every year. Income dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid to shareholders in cash or reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by the Funds will be designated as qualified dividend income. If the Funds designate a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Funds designate a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Funds to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If the Funds declare a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if the dividend were received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The International Equity Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the International Equity Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2005) for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights that follow are intended to help you understand each Fund's financial performance for the previous five fiscal years for the Balanced Fund, the Equity Fund, the Small Company Fund, and the International Equity Fund and since inception of the Mid-Cap Fund. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data for the fiscal years and periods below have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports covering such years and periods are incorporated by reference to the SAI. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds at 1-877-892-4226.

The Brown Capital Management Balanced Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended March 31,
                                                                2005         2004           2003           2002        2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ......................   $    14.91    $    11.71     $    15.12     $   15.61    $    18.20
  (Loss) income from investment operations
   Net investment income ................................         0.11          0.10           0.11          0.15          0.16
   Net realized and unrealized (loss) gain on investments        (0.53)         3.20          (3.41)        (0.49)        (2.04)
                                                            ----------    ----------     ----------    ----------    ----------
     Total from investment operations ...................        (0.42)         3.30          (3.30)        (0.34)        (1.88)
                                                            ----------    ----------     ----------    ----------    ----------

  Less distributions to shareholders from
   Net investment income ................................        (0.11)        (0.10)         (0.11)        (0.15)        (0.16)
   Net realized gain from investment transactions                 0.00          0.00           0.00         (0.00)        (0.55)
                                                            ----------    ----------     ----------    ----------    ----------
     Total distributions ................................        (0.11)        (0.10)         (0.11)        (0.15)        (0.71)
                                                            ----------    ----------     ----------    ----------    ----------

Net Asset Value, End of Year ............................   $    14.38    $    14.91     $    11.71 $       15.12 $       15.61
                                                            ==========    ==========     ==========    ==========    ==========

Total return ............................................        (2.85)%       28.26%        (21.85)%       (2.15)%      (10.69)%

Ratios/supplemental data

  Net Assets, End of Year (in thousands) ................   $   14,068     $  13,337     $   10,688    $   13,580    $   13,399
  Average Net Assets for the Year (in thousands) ........   $   13,807     $  12,095     $   11,469    $   13,210    $   14,635

  Ratio of gross expenses to average net assets                   1.62 %        1.76 %         1.83 %        1.71 %        1.54 %
  Ratio of net expenses to average net assets                     1.20 %        1.20 %         1.20 %        1.20 %        1.20 %
  Ratio of net investment (loss) income to average net assets     0.77 %        0.71 %         0.89 %        0.99 %        0.92 %

  Portfolio turnover rate                                        40.53 %       25.56 %        44.22 %       27.95 %       46.05 %


The Brown Capital Management Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended March 31,
                                                                2005         2004           2003           2002        2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ......................   $    16.80    $    12.34     $    17.73    $    18.49    $    24.26
  (Loss) income from investment operations
   Net investment loss ..................................        (0.03)        (0.06)         (0.05)        (0.07)        (0.07)
   Net realized and unrealized (loss) gain on investments        (0.70)         4.52          (5.34)        (0.66)        (3.67)
                                                            ----------    ----------     ----------    ----------    ----------
    Total from investment operations ....................        (0.73)         4.46          (5.39)        (0.73)        (3.74)
                                                            ----------    ----------     ----------    ----------    ----------

  Less distributions to shareholders from
   Net realized gain from investment transactions                 0.00          0.00           0.00         (0.03)        (2.03)
    Total distributions .................................         0.00          0.00           0.00         (0.03)        (2.03)
                                                            ----------    ----------     ----------    ----------    ----------

Net Asset Value, End of Year ............................   $    16.07    $    16.80     $    12.34    $    17.73    $    18.49
                                                            ==========    ==========     ==========    ==========    ==========

Total return ............................................        (4.35)%       36.14 %       (30.40) %      (3.97)%      (16.85)%

Ratios/supplemental data

  Net Assets, End of Year (in thousands) ................   $   12,978     $  13,833     $   10,232    $   14,249    $   10,722
  Average Net Assets for the Year (in thousands) ........   $   13,390     $  12,633     $   11,517    $   12,918    $   11,519

  Ratio of gross expenses to average net assets                   1.66 %        1.72 %         1.89 %        1.75 %        1.75 %
  Ratio of net expenses to average net assets                     1.20 %        1.20 %         1.20 %        1.20 %        1.20 %
  Ratio of net investment (loss) income to average net assets    (0.15)%       (0.42)%        (0.39)%       (0.46)%       (0.37)%

  Portfolio turnover rate                                        47.19 %       25.70 %        65.96 %       34.62 %       57.18 %



The Brown Capital Management Mid-Cap Fund

Institutional Shares
(For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Period ended March 31,
                                                                        2005              2004              2003 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ....................           $   13.83          $   10.28          $   10.00
  Income from investment operations
   Net investment loss ..................................               (0.12)             (0.12)             (0.04)
   Net realized and unrealized gain on investments ......                0.63               4.09               0.32
                                                                    ---------          ---------          ---------
    Total from investment operations ....................                0.51               3.97               0.28
                                                                    ---------          ---------          ---------

  Distributions to shareholders from
   Net realized gain from investment transactions .......               (0.16)             (0.42)             (0.00)
                                                                    ---------          ---------          ---------

Net Asset Value, End of Period ..........................           $   14.18          $   13.83          $   10.28
                                                                    =========          =========          =========

Total return ............................................                3.71 %            38.75 %             2.80 %(b)

Ratios/supplemental data

  Net Assets, End of Period  (in thousands) .............          $    2,400          $   2,295          $   1,635
  Average Net Assets for the Period (in thousands) ......          $    2,285          $   2,076          $   1,260

  Ratio of gross expenses to average net assets                          4.45 %             6.11 %            15.28 %(c)
  Ratio of net expenses to average net assets                            1.30 %             1.30 %             1.30 %(c)
  Ratio of net investment (loss) income to average net assets           (0.90)%            (0.98)%            (0.94)%(c)

  Portfolio turnover rate                                               39.82 %            47.37 %            12.08 %


     (a)  For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.
     (b)  Not annualized.
     (c) Annualized.

The Brown Capital Management Small Company Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended March 31,
                                                                2005         2004           2003           2002        2001
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year ......................   $    30.21    $    20.02     $    33.92    $    27.15    $    32.43
  (Loss) income  from investment operations
   Net investment loss ..................................        (0.36)        (0.26)         (0.21)        (0.17)        (0.04)
   Net realized and unrealized (loss) gain on investments        (2.81)        10.45         (13.69)         7.16
                                                            ----------    ----------     ----------    ----------    ----------
    Total from investment operations ....................        (3.17)        10.19         (13.90)         6.99         (3.47)
                                                            ----------    ----------     ----------    ----------    ----------

  Less distributions to shareholders from
   Net realized gain from investment transactions                 0.00          0.00           0.00 (a)     (0.22)        (1.81)
                                                            ----------    ----------     ----------    ----------    ----------

Net Asset Value, End of Year ............................   $    27.04    $    30.21     $    20.02    $    33.92    $    27.15
                                                            ==========    ==========     ==========    ==========    ==========

Total return ............................................       (10.49)%       50.90 %       (40.98)%       25.72 %      (11.29)%

Ratios/supplemental data

  Net Assets, End of Year (in thousands) ............       $  453,920    $  755,893    $   379,838    $  412,694     $ 138,682
  Average Net Assets for the Year (in thousands) ........   $  634,743    $  621,696    $   371,991    $  254,375     $  92,489

  Ratio of gross expenses to average net assets                   1.18 %        1.18 %         1.23 %        1.24 %        1.35 %
  Ratio of net expenses to average net assets                     1.18 %        1.18 %         1.23 %        1.24 %        1.35 %
  Ratio of net investment (loss) income to average net assets    (0.95)%       (1.03)%        (1.05)%       (0.83)%       (0.23)%

  Portfolio turnover rate                                        11.17 %        1.42 %         0.91 %        7.34 %        7.57 %


(a) The actual distribution is less than $0.01 per share.



The Brown Capital Management International Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended March 31,
                                                                2005         2004           2003           2002        2001
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ....................   $    10.24    $     6.32     $     9.04    $     9.71    $    11.83
  Income (loss) from investment operations
   Net investment (loss) income .........................        (0.01)        (0.01)          0.01          0.05          0.03
   Net realized and unrealized gain (loss) on
    investments and foreign currency translations .......         1.59          3.93          (2.73)        (0.68)        (1.83)
                                                            ----------    ----------     ----------    ----------    ----------

     Total from investment operations ...................         1.58          3.92          (2.72)        (0.63)        (1.80)
                                                            ----------    ----------     ----------    ----------    ----------

  Less distributions to shareholders from
   Net investment income ................................         0.00          0.00           0.00         (0.02)        (0.02)
   Tax return of capital ................................         0.00          0.00           0.00         (0.02)         0.00
   Net realized gain from investment transactions0.00 ...         0.00          0.00           0.00         (0.30)
                                                            ----------    ----------     ----------    ----------    ----------

     Total distributions ................................         0.00          0.00           0.00         (0.04)        (0.32)
                                                            ----------    ----------     ----------    ----------    ----------

Net Asset Value, End of Period ..........................   $    11.82    $    10.24     $     6.32    $     9.04    $     9.71
                                                            ==========    ==========     ==========    ==========    ==========

Total return ............................................        15.43 %       62.03%        (30.09%)       (6.46)%      (15.67)%

Ratios/supplemental data

  Net Assets, End of Period  (in thousands) .............   $   10,451    $    7,124     $    4,355     $   6,209    $    2,699
  Average Net Assets for  the Year  (in   thousands)        $    8,477    $    6,007     $    5,162     $   5,308    $    2,476

  Ratio of gross expenses to average net assets                   2.73 %        3.30 %         3.63 %        3.55 %        6.26 %
  Ratio of net expenses to average net assets                     2.00 %        2.00 %         2.00 %        2.00 %        2.00 %
  Ratio of net investment (loss) income to average net assets    (0.08)%       (0.05)%         0.09 %        0.69 %        0.30 %

  Portfolio turnover rate                                        18.22 %       18.35%         38.43%         5.90 %       14.85 %




The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II

Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) by contacting the Funds at:

Documented:

Brown Capital Management Funds                     Internet:
Institutional Shares
c/o NC Shareholder Services                        www.browncapital.com
The Nottingham Company
116 South Franklin Street                          E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365             Info@nottinghamco.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199




                                                                 [BCM LOGO]


                                                BROWN CAPITAL MANAGEMENT

                                   Prospectus



                                                    The Brown Capital Management
                                                                    Mid-Cap Fund

                                                                 Investor Shares

                                                          Cusip Number 66976M763
                                                             NASDAQ Symbol BCMVX

                                                                   July 26, 2005



The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND...................................................................... 2

         Investment Objective..................................................2
         Principal Investment Strategy.........................................2
         Principal Risks Of Investing In The Fund..............................5
         Bar Chart and Performance Table.......................................7
         Fees And Expenses Of The Fund.........................................9

MANAGEMENT OF THE FUND........................................................11

         The Investment Advisor...............................................11
         The Administrator....................................................13
         The Transfer Agent...................................................13
         The Distributor......................................................14

INVESTING IN THE FUND.........................................................15

         Minimum Investment...................................................15
         Purchase And Redemption Price........................................15
         Purchasing Shares....................................................16
         Redeeming Your Shares................................................19
         Frequent Purchases and Redemptions...................................21

OTHER IMPORTANT INVESTMENT INFORMATION........................................23

         Dividends, Distributions, And Taxes..................................23
         Financial Highlights.................................................24
         Additional Information.......................................Back Cover

THE FUND


INVESTMENT OBJECTIVE

The Brown Capital Management Mid-Cap Fund ("Fund") seeks long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Fund is a diversified series of The
Nottingham Investment Trust II ("Trust") and is advised by Brown Capital Management, Inc. ("Advisor"). The Fund also offers Institutional Shares which are offered by another prospectus.


PRINCIPAL INVESTMENT STRATEGY

     Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market's earnings growth rate. This determination is generated from fundamental analysis and the Advisor's assessment of the company's growth prospects over the next three to five years. Second, the company's stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings ("P/E") multiple to Advisor-forecasted earnings per share ("EPS") targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company's share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

     Fundamental Analysis

The foundation of the Advisor's investment process is fundamental analysis that principally includes:

o    financial statement analysis;
o    management interviews;
o    industry analysis; and
o    competitor analysis.

This analysis represents approximately 80% of the Advisor's investment approach.
Companies  are  identified  through   Advisor-developed   quantitative   screens
including:

o    historical EPS growth;
o    return on equity; and
o    debt-to-total capital.

Companies may also be identified through a number of other means including:

o    external research sources;
o    investment conferences;
o    in-office management visits; and
o    industry trends.

Critical to the Advisor's assessment of a company's future growth prospects is an understanding of what internal and external factors drove the company's historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company's financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cashflow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

     Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to "pay" more for future growth in a low interest rate environment, and is generally willing to "pay" less for future growth in a high interest rate environment, all other things being equal.

The Fund's portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor's investment process, the average intended holding period for companies is long-term (three to five years). The Advisor typically sells securities from the Fund's portfolio when the Advisor determines that a company's future growth prospects are diminishing, and/or its valuation is no longer reasonable. Under normal market conditions, the Fund will invest at least 80% of its total assets in the equity securities of mid-cap companies. This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

     Disclosure of Portfolio Holdings

The Fund may, from time to time, make available portfolio holdings information at the following website, http://www.nottinghamco.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar month. To reach this information, click on "Mutual Funds" on the Main Menu and select "Fund Search" from the drop down menu. Then search for the Fund using key words such as "Brown." On the following page, select the link for "The Brown Capital Mgmt. Mid-Cap Fund Inv." Under the section entitled "Portfolio Holdings," there is a link to the list of the Fund's complete portfolio holdings also entitled "Portfolio Holdings." This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.

     Market Risk. The Fund will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

     Investment Style Risk. The Advisor's investment style may subject the Fund to certain risks. A portfolio company's earnings growth may not increase as much as the Advisor assumes it will. Even if a portfolio company's earnings grow as the Advisor expects, there may not be a corresponding increase in the portfolio company's share value. Also, the Advisor's determination of reasonable valuation for a portfolio security may be incorrect.
     Consequently, the Fund may pay more for a portfolio security than it is worth.

     Investment   Advisor  Risk.  The  Advisor's   ability  to  choose  suitable
     investments has a significant impact on the ability of the Fund to achieve its investment objective.

     Market Sector Risk. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

     Equity Securities Risk. To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

     Portfolio Turnover Risk. Although the Advisor intends to hold the Fund's portfolio securities for the long-term, the Advisor may sell such securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the section of this Prospectus entitled "Financial Highlights" for the Fund's portfolio turnover rate for the prior period.

     Mid-cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

     Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart Here]

                             Calendar Year Returns
                                Investors Shares

                                 2003 - 33.75%
                                 2004 -  6.15%


o During the one-year period shown in the bar chart above, the highest return for a calendar quarter was 15.87% (quarter ended June 30, 2003).
o During the one-year period shown in the bar chart above, the lowest return for a calendar quarter was (6.01)% (quarter ended September 30, 2004).
o The calendar year-to-date return as of the most recent calendar quarter was 1.54% (quarter ended June 30, 2005).


The table shown on the next page provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare to those of broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------- ---------------- -----------
          Average Annual Total Returns                                   Since
        Periods Ended December 31, 2004              Past 1 Year      Inception*
--------------------------------------------------- ---------------- -----------
Mid-Cap Fund - Investor Shares
   Before taxes                                          6.15 %          19.27 %
   After taxes on distributions                          5.96 %          18.65 %
   After taxes on distributions and sale of shares       4.23 %          16.31 %
--------------------------------------------------- ---------------- -----------
S&P Mid-Cap 400 Index **                                16.47 %          25.58 %
--------------------------------------------------- ---------------- -----------
Russell Mid-Cap Growth Index **                         15.48 %          29.75 %
--------------------------------------------------- ---------------- -----------

*    September 30, 2002 (commencement of operations of the Mid-Cap Fund)

** The S&P Mid-Cap 400 Index and the Russell Mid-Cap Growth Index are unmanaged indices measuring the performance of the mid-size company segment of the U.S. equities market. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund:

Shareholder Fees For Investor Shares
(fees paid directly from your investment)

         Maximum Sales Charge (Load) Imposed On Purchases
           (as a percentage of offering price) .............................None
         Redemption Fee
           (as a percentage of amount redeemed) ............................None

Annual Fund Operating Expenses For Investor Shares
(expenses that are deducted from fund assets)

         Management Fees..................................................0.75%
         Distribution and/or Service (12b-1) Fees.........................0.25%
         Other Expenses...................................................3.82%
                                                                          -----
         Total Annual Fund Operating Expenses............................ 4.82%*
              Fee Waivers and/or Expense
              Reimbursements.............................................(3.27)%
              Net Expenses................................................1.55%


*"Total  Annual  Fund   Operating   Expenses"  are  based  upon  actual
  expenses incurred by the Investor Shares of the Fund for the fiscal year ended March 31, 2005. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, capitalized expenditures, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.30% of the average daily net assets of the Investor Shares of the Fund for the fiscal year ending March 31, 2006 . It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund's total assets exceed $15 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.


Example: This example shows you the expenses that you may pay over time by investing in the Investor Shares of the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. This example assumes the following conditions:

         (1)  You invest $10,000 in the Fund for the periods shown;
         (2)  You reinvest all dividends and distributions;
         (3) You redeem all of your shares at the end of those periods;
         (4)  You earn a 5% total return; and
         (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------------ -------------- --------------- --------------- ----------------
    Period Invested         1 Year         3 Years         5 Years         10 Years
------------------------ -------------- --------------- --------------- ----------------
      Your Costs             $158           $1,157          $2,159          $4,682
------------------------ -------------- --------------- --------------- ----------------

management of the fund

THE INVESTMENT ADVISOR

The Fund's investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie C. Brown. The Advisor has been managing The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund, (together with the Fund referred to as the "Brown Capital Management Funds") since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. As of March 31, 2005, the Advisor had approximately $4.2 billion in assets under management.

The Fund will be managed primarily by a portfolio management team consisting of Eddie C. Brown, Calvin H. Baker, Maurice L. Haywood, Stephon A. Jackson, and Walton D. Pearson. Mr. Brown is the founder and controlling shareholder of the Advisor and has served as its President since its inception in 1983. Mr. Baker is a Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Baker joined the Advisor in August 2000. Prior to this, Mr. Baker was a Financial Executive at the Wisconsin Energy Corporation from September 1991 to June 2000. From September 1988 to July 1991 he also served as a Financial Executive at Economic Development Corporation. Mr. Haywood, Vice President and Portfolio Manger/Analyst, joined the Advisor in February 2000. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from November 1993 to January 2000. From August 1987 to November 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Jackson is a Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Jackson joined the Advisor in July 1997. Prior to this, Mr. Jackson was Portfolio Manager/Director of Research at NCM Capital Management from March 1994 to June 1997. From March 1993 to March 1994, Mr. Jackson was an Analyst at Putnam Investments. Mr. Pearson, Vice President and Portfolio Manager/Analyst, joined the Advisor in February 2005. Prior to joining the Advisor, Mr. Pearson was a Managing Director and Senior Portfolio Manager at Putnam
Investment from February 2003 to January 2005. From April 1993 to February 2003, he served as Senior Vice President and Senior Portfolio Manager for Alliance Capital Management. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.75%. However, to limit expenses of the Fund, the Advisor voluntarily waived all of its advisory fees for the fiscal year ended March 31, 2005.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.30% of the average daily net assets of the Investor Shares of the Fund for the fiscal year ending March 31, 2006. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days' notice to the Trust as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor for the management fees waived or limited, and/or other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the Fund's total annual expense ratio is less than 1.30% as described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor of the Trustees.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Fund pays to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Fund will adhere to
Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.


The transfer agent

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.
The distributor

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Investor Shares the annual rate of 0.25% of the average daily net assets of the Fund's Investor Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Expenses. In addition to the 12b-1 fees for the Investor Shares of the Fund and the investment advisory fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.





INVESTING IN THE FUND

MINIMUM INVESTMENT

The Fund's Investor Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


Purchase and redemption price

Determining the Fund's Net Asset Value. The price at which shares are purchased and redeemed is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including the Fund's expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through
Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation or the validity of a market quotation received is questionable. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for the portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of the Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


Purchasing Shares

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be deemed to have been received by the Fund when an authorized broker or broker-authorized designee receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment from shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares
Application and mail it, along with your check made payable to "The Brown Capital Management Mid-Cap Fund - Investor Shares" to:

                    The Brown Capital Management Mid-Cap Fund
                    Investor Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-877-892-4226, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Failure to identify the fund you wish to invest in may cause a delay in processing your request. Please have your financial institution use the following wire instructions:

      Wachovia Bank, N.A.
      Charlotte, North Carolina
      ABA # 053000219
      For the:  The Brown  Capital  Management  Mid-Cap Fund - Investor
      Shares
      Account # 2000008667935
      For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Investor Shares may only be exchanged for Investor Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                    The Brown Capital Management Mid-Cap Fund
                    Investor Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the Fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);
     (2) Any   required    signature    guarantees    (see   "Signature
         Guarantees" below); and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your  redemption  proceeds  normally  will be sent to you within  seven
(7) days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The  Fund  may  rely   upon   confirmation   of   redemption   requests
transmitted  via  facsimile  (FAX#   252-972-1908).   The  confirmation
instructions must include the following:

     (1) Designation of Investor Shares and name of the Fund,
     (2) Shareholder(s) name and account number,
     (3) Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption proceeds to the shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.
Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days on which your financial institution is not open for business. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-877-892-4226. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small   Accounts.   The   Trustees   reserve   the   right  to   redeem
involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions   in  Kind.   The  Fund  does  not  intend,   under  normal
circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

Frequent Purchases and Redemptions

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders  of the Fund  may  face  unfavorable  impacts  as  mid-cap securities may be more volatile than securities for more established companies and it may be more difficult to sell to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.

The Trustees  have  adopted a policy with  respect to Frequent  Trading that is intended to discourage and identify such activity by shareholders of the Fund. The Fund does not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the Fund by the Fund's refusal to accept further purchase and/or exchange orders from such investor. The Fund's policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The Advisor currently does not allow exceptions to the Policy.

OTHER IMPORTANT
INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid to shareholders in cash or reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act
reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable distributions paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend were received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2005) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.


FINANCIAL HIGHLIGHTS

The  financial  highlights  shown on the next page are intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal period below have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports covering such periods are incorporated by reference to the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-877-892-4226.

The Brown Capital Management Mid-Cap Fund

Investor Shares
(For a Share Outstanding Throughout the Period)

                                               ------------------------------------------------
                                                           Period ended March 31,
                                                       2005           2004            2003 (a)
                                               ------------------------------------------------


Net Asset Value, Beginning of Period ............   $   13.79       $   10.27        $   10.00

   Income from investment operations:
     Net investment loss ........................       (0.12)          (0.10)           (0.03)
     Net realized and unrealized gain on
        investments .............................        0.59            4.04             0.30
       Total from investment operations .........        0.47            3.94             0.27
                                                    ---------       ---------        ---------

   Less distributions to shareholders from:
     Net realized gain from investment
       transactions .............................       (0.16)          (0.42)            0.00
                                                    ---------       ---------        ---------
                                                                                          0.00

Net Asset Value, End of Period ..................   $   14.10       $   13.79        $   10.27
                                                    ---------       ---------        ---------

Total return ....................................        3.43 %         38.49 %           2.70 %(b)

Ratios/supplemental data

     Net assets, end of period  (in thousands)      $   2,931       $   1,776        $     542
     Average net assets for the Period              $   2,180       $   1,063        $     249

     Ratio of gross expenses to average net assets       4.82 %          6.47 %          13.67 %(c)
     Ratio of net expenses to average net assets         1.55 %          1.55             1.56 %(c)
     Ratio of net investment income/(loss) to average
        net assets                                      (1.13)%         (1.22)%          (1.25)%(c)

     Portfolio turnover rate .....................      39.82 %         47.37 %          12.08 %

  (a) For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.
  (b)  Not annualized.
  (c)  Annualized.

The Brown Capital Management
Mid-Cap Fund is a series of
The Nottingham Investment Trust II

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:

Documented:

The Brown Capital Management Mid-Cap Fund            Internet:
Investor Shares
c/o NC Shareholder Services
                  www.browncapital.com
The Nottingham Company
116 South Franklin Street                            E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
                  Info@nottinghamco.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

             Investment Company Act file number 811-06199

                                                       [OBJECT OMITTED]

                       STATEMENT OF ADDITIONAL INFORMATION

                         BROWN CAPITAL MANAGEMENT FUNDS

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND
                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND
                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                Each a series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-877-892-4226

                                  July 26, 2005


                                Table of Contents
                                -----------------

         OTHER INVESTMENT POLICIES........................................2
         INVESTMENT LIMITATIONS...........................................3
         PORTFOLIO TRANSACTIONS...........................................7
         NET ASSET VALUE..................................................8
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................9
         DESCRIPTION OF THE TRUST........................................10
         ADDITIONAL INFORMATION CONCERNING TAXES.........................11
         MANAGEMENT AND OTHER SERVICE PROVIDERS..........................13
         SPECIAL SHAREHOLDER SERVICES....................................27
         DISCLOSURE OF PORTFOLIO HOLDINGS................................28
         ADDITIONAL INFORMATION ON PERFORMANCE...........................29
         FINANCIAL STATEMENTS............................................33
         APPENDIX A - DESCRIPTION OF RATINGS.............................34
         APPENDIX B - PROXY VOTING POLICIES .............................38

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for the Institutional Shares of The Brown Capital Management Balanced Fund ("Balanced Fund"), The Brown Capital Management Equity Fund ("Equity Fund"), The Brown Capital Management Mid-Cap Fund ("Mid-Cap Fund"), The Brown Capital Management Small Company Fund ("Small Company Fund") and The Brown Capital Management International Equity Fund ("International Equity Fund") (each a "Fund" and collectively, the "Funds") and for the Investor Shares of the Mid-Cap Fund, dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Funds' Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Funds' Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                            OTHER INVESTMENT POLICIES

The Balanced Fund, Equity Fund, and Small Company Fund, were organized in 1992, the International Equity Fund was organized in 1999, and the Mid-Cap Fund was organized in 2002 and each is a separate diversified series of The Nottingham Investment Trust II ("Trust"), an open-end management investment company. The Trust was organized on October 25, 1990, as a Massachusetts business trust. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectuses for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Funds may invest.

Repurchase Agreements. Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor
(normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Brown Capital Management, Inc. ("Advisor"), the investment advisor to the Funds, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which would cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Funds may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Foreign Securities. The Balance Fund, the Equity Fund, and the Mid-Cap Fund may only purchase foreign securities traded domestically as American Depository Receipts ("ADRs"); provided, however, these Funds do not consider securities of foreign issuers principally traded on U.S. markets to be foreign securities. The Small Company Fund and the International Equity Fund may invest in foreign securities as well as ADRs and securities of foreign issuers principally traded on U.S. markets. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Illiquid Investments. Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities. For purposes hereof and the Funds' fundamental and non-fundamental investment limitations, the term "restricted security" shall mean a security that is (i) illiquid (i.e., the Funds cannot reasonably expect to receive the amount at which they value the security within seven days) and (ii) included within the definition of a "restricted security" contained in Rule 144(a)(3) under the Securities Act of 1933, as amended.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

Funding Agreements. Within their limitations in illiquid securities, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Borrowing. The International Equity Fund may borrow money in accordance with the Investment Company Act of 1940, as amended ("1940 Act"). In the event that the Fund should ever borrow money, such borrowing could increase the Fund's costs, reduce the value of the Fund's assets and the value (and return) of a shareholder's investment in the Fund. Any and all such borrowing will comply with the requirements of the 1940 Act which requires, among other things, the maintenance of certain asset coverage tests for such borrowings. Borrowing may also exaggerate changes in the Fund's Net Asset Value and in the return of the Fund. Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund's performance return.



                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular Fund. A "majority" for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Balanced Fund, Equity Fund, and Small Company Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) With respect to the Balanced Fund and the Equity Fund, purchase foreign securities (except those funds may purchase foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.

As a matter of fundamental policy, the Mid-Cap Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year;

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) Purchase foreign securities (except foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.

As a matter of fundamental policy, the International Equity Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the International Equity Fund may invest in the readily marketable securities of companies which own or deal in such things;

(5) Underwrite securities issued by others except to the extent the International Equity Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(6) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(7) Issue senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act;

(8)  Invest 25% or more of the value of its total assets in any one country; and

(9) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.

The following are the International Equity Fund's non-fundamental operating restrictions, which may be changed by the Trustees without shareholder approval. The International Equity Fund may not:

(1) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2)  Purchase securities on margin but the International  Equity Fund may obtain
     such  short-term   credits  as  may  be  necessary  for  the  clearance  of
     transactions;

(3) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the International Equity Fund does not own. A short sale is "against the box" to the extent that the International Equity Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(4) Participate on a joint or joint and several basis in any trading account in securities;

(5) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(6) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; and

(7)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. Because of increased portfolio trading primarily due to market conditions, the Balanced Fund's, the Equity Fund's, and the Small Company Fund's portfolio turnover rates were higher for the fiscal year ended March 31, 2005 than the fiscal year ended March 31, 2004.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of Fund shares as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell Fund shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. The Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The Advisor directed a portion of the Funds' brokerage transactions to certain brokers because of those types of research services provided. The amounts of these transactions for the fiscal year ended March 31, 2005 for the Balanced

Fund, the Equity Fund, the Mid-Cap Fund, and the Small Company Fund were $5,126,743, $7,547,588, $1,778,686, and $30,954,895, respectively, and the related commissions paid to these brokers were $5,455, $8,016, $2,197, and $59,556, respectively, for that year.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 2003, 2004, and 2005, the Balanced Fund paid brokerage commissions of $13,436, $8,834, and $11,113, respectively (the increase in brokerage commissions for the fiscal year ended March 31, 2005 from the fiscal year ended March 31, 2004 was primarily due to increased portfolio trading due to market conditions and the decrease in brokerage commissions for the fiscal year ended March 31, 2004 from the fiscal year ended March 31, 2003 was primarily due to decreased portfolio trading due to market conditions); the Equity Fund paid brokerage commissions of $19,970, $9,043, and $13,375, respectively (the increase in brokerage commissions for the fiscal year ended March 31, 2005 from the fiscal year ended March 31, 2004 was primarily due to increased portfolio trading due to market conditions and the decrease in brokerage commissions for the fiscal year ended March 31, 2004 from the fiscal year ended March 31, 2003 was primarily due to decreased portfolio trading due to market conditions); the Small Company Fund paid brokerage commissions of $336,089, $445,140, and $840,860, respectively (the increase in brokerage commissions for the fiscal years ended March 31, 2004 and 2005 was primarily due to increased trading resulting from growth in the Small Company Fund's assets and due to increased portfolio trading due to market conditions, respectively); the International Equity Fund paid brokerage commissions of $12,290, $7,456, and $13,726, respectively (the increase in brokerage commissions for the fiscal year ended March 31, 2005 from the fiscal year ended March 31, 2004 was primarily due to increased portfolio trading due to market conditions and the decrease in brokerage commissions for the fiscal year ended March 31, 2004 from the fiscal year ended March 31, 2003 was primarily due to decreased portfolio trading due to market conditions). For the period September 30, 2002 (commencement of operations) to March 31, 2003, and the fiscal years ended March 31, 2004 and 2005, the Mid-Cap Fund paid brokerage commissions of $3,422 $6,584, and $5,365, respectively (the increase in brokerage commission for the fiscal year ended March 31, 2004 from the fiscal period ended March 31, 2003 was due to the fact that the fiscal period ended March 31, 2003 was only a partial year).

                                 NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The net asset value per share of each class of each Fund is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each class of the Funds will not be calculated.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to the Fund" consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund, are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees. In valuing the Funds' total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximate market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2003, 2004, and 2005, the total expenses after fee waivers and expense reimbursements were $137,663, $145,146, and $165,661 respectively, for the Balanced Fund; $138,339, $151,603, and $160,654
respectively,  for  the  Equity  Fund;  $4,558,456,  7,360,396,  and  $7,467,214
respectively, for the Small Company Fund; and $103,360, $120,121, and $169,287 respectively, for the International Equity Fund. For the fiscal period September 30, 2002 (commencement of operations) to March 31, 2003, and the fiscal years ended March 31, 2004 and 2005, the total expenses after fee waivers and expense reimbursements for the Mid-Cap Fund were $10,047, $43,435, and $63,406, respectively.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading, (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" above. The fund's net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt, and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day. Capital Investment Group, Inc. ("Distributor") serves as distributor of shares of the Funds.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Funds - Redeeming Your Shares," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.



                            DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated business trust organized under Massachusetts law on October 25, 1990, is an open-end management investment company. The Trust's Amended and Restated Declaration of Trust authorizes the
Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of six series, as follows: the EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland ("Brown Capital Management Funds"). Currently, the Mid-Cap Fund offers two classes of shares: Institutional Shares and Investor Shares. The other Funds currently only offer the Institutional Shares class. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.



                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each of the Funds, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Funds intend to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Funds designate a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If the Funds designate a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including each of the Funds, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any tax-exempt dividend as an exempt-interest dividend, (iii) any distribution of long-term capital gains as a capital gain dividend, and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Funds declare a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each of the Funds, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2005) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI (or other applicable form) with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.



                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds. Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds' officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustees who are "interested persons" as defined in the 1940 Act ("Interested Trustees"), as well as each officer of the Trust. The address of each Trustee and Officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                        TRUSTEES

---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
                                                                                      Number of
                                                                                      Portfolios
                                                                                       in Fund
                       Position(s)                                                     Complex
        Name, Age,      held with    Length of         Principal Occupation(s)        Overseen by     Other Directorships Held by
        And Address    Fund/Trust   Time Served          During Past 5 Years            Trustee                 Trustee
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------

                                                     Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------

Jack E. Brinson, 73    Trustee,     Since 1990    Retired;  previously,   President        6        Independent   Trustee   of   the
                       Chairman                   of   Brinson    Investment    Co.                 following:     Gardner     Lewis
                                                  (personal     investments)    and                 Investment  Trust  for the three
                                                  President  of Brinson  Chevrolet,                 series   of  that   trust;   New
                                                  Inc. (auto dealership)                            Providence  Investment Trust for
                                                                                                    the one  series  of that  trust;
                                                                                                    Hillman    Capital    Management
                                                                                                    Investment  Trust  for  the  two
                                                                                                    series  of that  trust;  de Leon
                                                                                                    Funds  Trust for the one  series
                                                                                                    of    that     trust;     Tilson
                                                                                                    Investment  Trust  for  the  two
                                                                                                    series  of that  trust;  and The
                                                                                                    Piedmont  Investment  Trust  for
                                                                                                    the one  series  of  that  trust
                                                                                                    (all    registered    investment
                                                                                                    companies)
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
J. Buckley Strandberg, Trustee      Since         President  of Standard  Insurance        6
45                                  1991          and   Realty    (insurance    and
                                                     property management)
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
James H. Speed, Jr.,   Trustee      Since         President  and  CEO of NC  Mutual        6        Independent   Trustee   of   RBC
52                                  September     Insurance   Company    (insurance                 Funds,  Inc.  for its six series
                                    2002          company)    since    May    2003;                 (all    registered    investment
                                                  President   of  Speed   Financial                 companies);  Member  of Board of
                                                  Group,  Inc.  (consulting/private                 Directors   of  NC  Mutual  Life
                                                  investments)  from  March 2000 to                 Insurance Company
                                                  April 2003
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------

---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
                                                                                      Number of
                                                                                      Portfolios
                                                                                       in Fund
                       Position(s)                                                     Complex
        Name, Age,      held with    Length of         Principal Occupation(s)        Overseen by     Other Directorships Held by
        And Address    Fund/Trust   Time Served          During Past 5 Years            Trustee                 Trustee
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
                                                           Interested Trustees*
------------------------------------------------------------------------------------------------------------------------------------

Richard K. Bryant, 46  Trustee      Trustee       President  of Capital  Investment        6                      None
Post Office Box 32249               since         Group,  Inc.  (distributor of the
Raleigh,  North                     September     Funds);    Vice    President   of
Carolina  27622                                   2002 Capital Investment  Counsel,
                                                  Inc.;    President   of   Capital
                                                  Investment    Brokerage,     Inc.
                                                  (broker/dealer     firm);     and
                                                  President   of  N.C.   Securities
                                                  Association                (trade
                                                  organization);   Trustee  of  the
                                                  Trust   since   September   2002;
                                                  previously,  Trustee of the Trust
                                                  from 1990 until June 2002
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
Keith A. Lee, 45       Trustee;     Trustee       Senior  Vice  President  of Brown        6                      None
1201 N. Calvert Street Vice         since   June  Capital     Management,      Inc.
Baltimore, Maryland    President    2002;         (advisor  of the  Funds) and Vice
21202                  and          Vice          President  of the Funds;  Trustee
                       Principal    President     of the Trust since June 2002
                       Executive    since  1992;
                       Officer,     Principal
                       the Funds    Executive
                                    Officer
                                    since 2002
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------

*Basis of Interestedness. Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment Group, Inc., the distributor of the Funds. Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Funds.

---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------

                                                              Other Officers
------------------------------------------------------------------------------------------------------------------------------------
Eddie C. Brown, 64     President,   Since         President   of   Brown    Capital       n/a                     n/a
1201 N. Calvert Street the Funds    1992          Management,   Inc.;   previously,
Baltimore, Maryland                               Trustee  of the  Trust  from 1992
21202                                             until June 2002
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
R. Mark Fields, 52     Vice         Since         Partner   of   EARNEST   Partners       n/a                     n/a
119 S.President Street President,   1992          Limited,   LLC  (advisor  of  the
2nd Floor              EARNEST                    EARNEST   Partners  Fixed  Income
Jackson, MS 39201      Partners                   Trust), since 1999
                       Fixed
                       Income
                       Trust
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
Douglas S. Folk, 44    President    Since         Partner and Portfolio  Manager of       n/a                     n/a
75 Fourteenth Street   and          2004          EARNEST  Partners  Limited,  LLC,
Suite 2300             Principal                  since 1999
Atlanta, GA  30309     Executive
                       Officer,
                       EARNEST
                       Partners
                       Fixed
                       Income
                       Trust
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
John M. Friedman, 61   Vice         Since         Partner and Portfolio  Manager of       n/a                     n/a
75 Fourteenth Street   President,   1992          EARNEST  Partners  Limited,  LLC,
Suite 2300             EARNEST                    since 1999
Atlanta, GA  30309     Partners
                       Fixed
                       Income
                       Trust
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
Tracey L. Hendricks,   Treasurer    Since 2004    Vice   President   of   Financial       n/a                     n/a
37                     and                        Reporting,  Tax,  Internal Audit,
                       Assistant                  and  Compliance of The Nottingham
                       Secretary                  Company   (Administrator  to  the
                                                  Fund)  since  2004;   previously,
                                                  Vice    President    of   Special
                                                  Projects   of   The    Nottingham
                                                  Company from 2000 to 2004
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------

---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
                                                                                      Number of
                                                                                      Portfolios
                                                                                       in Fund
                       Position(s)                                                     Complex
        Name, Age,      held with    Length of         Principal Occupation(s)        Overseen by     Other Directorships Held by
        And Address    Fund/Trust   Time Served          During Past 5 Years            Trustee                 Trustee
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------
Julian G. Winters, 36  Secretary,   Since 2004    Vice President-Compliance               n/a                     n/a
                       Assistant                  Administration  (since  1998)  of
                       Treasurer,                 The Nottingham Company
                       and   Chief
                       Compliance
                       Officer
---------------------- ------------ ------------- ---------------------------------- -------------- --------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

     Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Funds' last fiscal year. Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary. The Nominating Committee did not meet during the Funds' last fiscal year.

     Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds' last fiscal year.

     Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds' last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of each Fund's equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of valuation date of December 31, 2003. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000 and ; E = over $100,000.

--------------------- -------------------- ------------ ---------------------------
                                             Dollar     Aggregate Dollar Range of
                                                         Equity Securities in All
                                            Range of     Funds Overseen or to be
                                             Equity       Overseen by Trustee in
                                           Securities      Family of Investment
   Name of Trustee           Funds         in the Fund          Companies*
--------------------- -------------------- ------------ ---------------------------
                                  INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------
Jack E. Brinson       Equity Fund               A
--------------------- -------------------- ------------ ---------------------------
                      Balanced Fund             A
--------------------- -------------------- ------------ ---------------------------
                      Small Company Fund        A
--------------------- -------------------- ------------ ---------------------------
                      International Equity      A
                      Fund
--------------------- -------------------- ------------ ---------------------------
                      Mid-Cap Fund              A
--------------------- -------------------- ------------ ---------------------------
                                                                    A
--------------------- -------------------- ------------ ---------------------------
J. Buckley Strandberg Equity Fund               A
--------------------- -------------------- ------------ ---------------------------
                      Balanced Fund             A
--------------------- -------------------- ------------ ---------------------------
                      Small Company Fund        B
--------------------- -------------------- ------------ ---------------------------
                      International Equity      A
                      Fund
--------------------- -------------------- ------------ ---------------------------
                      Mid-Cap Fund              A
--------------------- -------------------- ------------ ---------------------------
                                                                    B
--------------------- -------------------- ------------ ---------------------------
James H. Speed, Jr.   Equity Fund               A
--------------------- -------------------- ------------ ---------------------------
                      Balanced Fund             A
--------------------- -------------------- ------------ ---------------------------
                      Small Company Fund        A
--------------------- -------------------- ------------ ---------------------------
                      International Equity      A
                      Fund
--------------------- -------------------- ------------ ---------------------------
                      Mid-Cap Fund              A
--------------------- -------------------- ------------ ---------------------------
                                                                    A
--------------------- -------------------- ------------ ---------------------------
                             INTERESTED TRUSTEES
-----------------------------------------------------------------------------------
Richard K. Bryant     Equity Fund               A
--------------------- -------------------- ------------ ---------------------------
                      Balanced Fund             A
--------------------- -------------------- ------------ ---------------------------
                      Small Company Fund        A
--------------------- -------------------- ------------ ---------------------------
                      International Equity      A
                      Fund
--------------------- -------------------- ------------ ---------------------------
                      Mid-Cap Fund              A
--------------------- -------------------- ------------ ---------------------------
                                                                    A
--------------------- -------------------- ------------ ---------------------------
Keith A. Lee          Equity Fund               A
--------------------- -------------------- ------------ ---------------------------
                      Balanced Fund             E
--------------------- -------------------- ------------ ---------------------------
                      Small Company Fund        E
--------------------- -------------------- ------------ ---------------------------
                      International Equity      D
                      Fund
--------------------- -------------------- ------------ ---------------------------
                      Mid-Cap Fund              D
--------------------- -------------------- ------------ ---------------------------
                                                                    E
--------------------- -------------------- ------------ ---------------------------

     *Includes all the funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2004, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreements. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreements for each Fund (each an "Advisory Agreement" or collectively, "Advisory Agreements") with the Advisor, except for the Mid-Cap Fund's Advisory Agreement which was approved for an initial two-year period and is subject to annual renewal and continuance thereafter. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of each Fund and the basic future strategy of the Advisor with regard to each of the Funds. In addition, before the Trustees' meeting to decide whether to renew the Advisory Agreements, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to each Fund. In evaluating whether to renew and continue the Advisory Agreement for each Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Funds' other service providers, including Fund counsel. The Trustees also reviewed certain soft dollar arrangements involving the receipt of computer software that assists the Advisor with investment research for the Funds.

In deciding whether to renew and continue the Advisory Agreements, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the respective Fund; (iv) overall expenses of the particular Fund, including the Expense Limitation Agreement between the Trust on behalf of the particular Fund and the Advisor; (v) the financial condition of the Advisor; and (vi) the Advisor's investment strategy for each of the Funds.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for each of the Funds: (i) that the terms of the Advisory Agreements were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreements and each Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust, the Funds, and the shareholders of the Funds to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreements or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreements for the Funds for another year (an initial two-year period for the Mid-Cap Fund).

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2005. Each of the Trustees currently serves as a Trustee to the six funds of the Trust, including each of the Funds.*

                               Compensation Table

----------------------------------- --------------------- ----------------- --------------------- ------------------------
                                                              Pension
                                                           or Retirement         Estimated
                                         Aggregate            Benefits             Annual
                                        Compensation         Accrued As           Benefits          Total Compensation
                                         from each          Part of Fund            Upon            from the Funds and
     Name of Person, Position               Fund               Expenses           Retirement       Trust Paid to Trustees
----------------------------------- --------------------- ----------------- --------------------- ------------------------
Jack E. Brinson, Trustee                  $1,486                None                None                  $10,650
---------------------------------- ---------------------- ----------------- --------------------- ------------------------
J. Buckley Strandberg, Trustee            $1,486                None                None                  $10,650
---------------------------------- ---------------------- ----------------- --------------------- ------------------------
James H. Speed, Jr., Trustee              $1,486                None                None                  $10,550
---------------------------------- ---------------------- ----------------- --------------------- ------------------------
Richard K. Bryant, Trustee                 None                 None                None                    None
---------------------------------- ---------------------- ----------------- --------------------- ------------------------
Keith A. Lee, Trustee                      None                 None                None                    None
---------------------------------- ---------------------- ----------------- --------------------- ------------------------

*During fiscal year ended March 31, 2005, each Trustee also served as Trustee for the WST Growth Fund and the Capital Value Fund of the Trust until each respective Fund's liquidation.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds of the Trust (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. To the extent that the Funds invest in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy are included as Appendix B to the SAI.

No later than August 31 of each year, the Funds must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Funds' proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863. This information is also available on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of May 4, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 38.91% of the Institutional Shares of the Balanced Fund, 67.17% of the outstanding Institutional Shares of the Equity Fund, less than 1% of the Institutional Shares of the Small Company Fund, 25.56% of the Institutional Shares International Equity Fund, 94.94%of the Institutional Shares of the Mid-Cap Fund, and less than 1% of the Investor Shares of the Mid-Cap Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding Institutional Shares and Investor Shares, as applicable, of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares or Investor Shares, as applicable, of the Funds as of May 4, 2005.


                                  BALANCED FUND
                              Institutional Shares
                              Amount and Nature of

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Brown Capital Management, Inc. Money              270,356.280 shares                          33.32%*
Purchase Pension & Profit Sharing Trust
1201 North Calvert Street
Baltimore, Maryland  21202

Wachovia Bank, N.A.                                86,039.323 shares                          10.60%
Charles S. Thurston R/O IRA
701 North St. Mary's Street  #35
San Antonio, Texas  78205

Total Health Care, INC.                            70,125.886 shares                           8.64%
Attn: Director Of Finance
1501 Division St
Baltimore Md 21217-3105

The Eddie C and C Sylvia Brown                     45,357.564 shares                           5.59%
Family Foundation, INC.
2 East Read St. 9th Floor
Baltimore Md 21202

Wachovia Bank, N.A.                                42,576.419 shares                           5.25%
Raymond Haysbert, Sr IRA R/O
3300 Hillen Road
Baltimore Md 21218


                                   EQUITY FUND
                              Institutional Shares

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Brown Family Limited Partnership                  496,224.914 shares                          61.48%*
11102 Old Carriage Rd
Glen Arm Md 21057**


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

George B Delaplaine III                            51,751.997 shares                           6.41%
16144 Elliott Parkway
Williamsport Md 21795



                               SMALL COMPANY FUND
                              Institutional Shares

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Nationwide Insurance Company DCVA                1,566,585.589 shares                          10.03%
C/O IPO Portfolio Accounting
Po Box 182029
Columbus Oh 43218

American Ecxpress Trust Company FBO              1,431,708.031 shares                          9.17%
American Express Trust
Retirement Service Plans
50534 Axp Financial Center
Minneapolis Mn 55474

Charles Schwab & Co., Inc.
Attn:  Mutual Funds Department                   1,415,300.985 shares                          9.06%
101 Montgomery Street
San Francisco, California  94104

Nationwide Insurance Company                     1,321,280.841 shares                          8.46%
NACO
Post Office Box 182029
Columbus, Ohio  43218-2029

American Express Trust Company                   1,289,918.830 shares                          8.26%
FBO American Express Trust
50534 AXP Financial Center
Minneapolis, Minnesota  55474

Mercer Trust Company TTE FBO Illinois             856,812.312 shares                           5.49%
Tool Works
Attn:Dc Plan Admin
One Investors Way
Norwood Ma 02062

                            INTERNATIONAL EQUITY FUND
                              Institutional Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Delaplaine B Trust,                               175,090.361 shares                           20.01%
A Maryland Trust,
George Delaplaine Jr.
c/o Cass Parker
Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Wisconsin Energy Corporation                       97,656.250 shares                           11.16%
Foundation INC
231 W Michigan Street
Milwaukee Wi 53203

Saturn & Co C/O Investors Bank & Trust             77,337.332 shares                           8.84%
FBO Energetics INC PSP &
TRUST
200 Clarendon Street Fpg90
Boston Ma 02116

Carmen S. Brown                                    2,414.630 shares                            8.28%
& Eddie C. Brown, JTWROS
11102 Old Carriage Road
Glen Arm, Maryland  21057

Brown Capital Management, Inc.                     1,387.692 shares                            8.16%
Investment Option Plan
1201 North Calvert Street
Baltimore, Maryland  21202

Delaplaine 1989 Family Trust                       70,586.430 shares                           8.07%
George Delaplaine Jr.
c/o Cass Parker
Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Delaplaine D Trust                                 55,984.950 shares                           6.40%
George Delaplaine Jr.
c/o Heather Tuason
Allfirst Trust Company
1350 Eye Street, Suite 200
Washington, DC  20005

Mercantile Safe Deposit &                          49,164.208 shares                           5.62%
Trust CO
 Cust FBO Center Stage
Attn: Mutual Funds
766 Old Hammonds Ferry Road
Linthicum, Maryland 21090

                                  MID-CAP FUND
                              Institutional Shares


Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Brown Family Limited Partnership                  124,657.543 shares                          73.52%*
A Maryland Limited Partnership **
11102 Old Carriage Road
Glen Arm, Maryland  21057

Brown Capital Management, Inc.                     36,316.732 shares                           21.42%
Investment Option Plan
1201 North Calvert Street
Baltimore, Maryland  21202


                                      MID-CAP FUND
                                    Investor Shares

Name and Address of                              Amount and Nature of
Beneficial Owner                                 Beneficial Ownership                         Percent
----------------                                 --------------------                         -------

Calvert Distributors FBO                           83,191.419 shares                         39.27%***
DC 529 Plan Single Option
Post Office Box 11466
Washington, DC  20077

Calvert Distributors FBO                           76,230.670 shares                         35.99%***
DC 529 Plan Ages 0-5
Post Office Box 11466
Washington, DC  20077

Calvert Distributors FBO                           33,984.029 shares                          16.04%
DC 529 Plan Ages 6-10
Post Office Box 11466
Washington, DC  20077

Calvert Distributors FBO                           17,127.204 shares                           8.09%
DC 529 Plan Ages 11-13
Post Office Box 11466
Washington, DC  20077


* Deemed a "control person" of the Fund as defined by applicable SEC regulations.
** Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and C. Sylvia Brown.
*** Deemed a "control person" of the Fund as defined by applicable SEC regulations. The Fund believes that such entity does not have a beneficial interest of such shares.

Investment Advisor and Other Service Providers

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland and its duties and compensation as advisor is contained in the Prospectuses. The Advisor supervises the Funds' investments pursuant to an investment advisory agreement for each of the Funds. The Advisory Agreements are currently effective for a one-year period (an initital two-year period for the Mid-Cap Fund) and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreements are terminable without penalty on 60-days' notice by a Fund (by the Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund's investments in accordance with the stated policies of the particular Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management teams for the Funds are listed in the Prospectuses along with descriptions of their work experience. Eddie C. Brown is the control person of the Advisor, by ownership, is also an officer of the Trust, and was a Trustee of the Trust until June 2002 .

Under the Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreements.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all net assets over $100 million. For the fiscal year ended March 31, 2003, the Advisor received $3,351 of its fee after voluntarily waiving $71,197 of its fee for that fiscal year and reimbursed $1,018 of the Balanced Fund's operating expenses for that fiscal year. For the fiscal year ended March 31, 2004, the Advisor received $11,412 of its fee after voluntarily waiving $67,203 of its fee for that fiscal year. For the fiscal year ended March 31, 2005, the Advisor received $31,561 of its fee after voluntarily waiving $58,186 of its fee for that fiscal year.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all net assets over $100 million. For the fiscal year ended March 31, 2003, the Advisor received $5,449 of its fee after voluntarily waiving $69,414 of its fee for that fiscal year and reimbursed $9,394 of the Equity Fund's operating expenses for that fiscal year. For the fiscal year ended March 31, 2004, the Advisor received $17,284 of its fee after voluntarily waiving $64,832 of its fee for that fiscal year and reimbursed $1,056 of the Equity Fund's operating expenses for that fiscal year. For the fiscal year ended March 31, 2005, the Advisor received $24,749 of its fee after voluntarily waiving $62,289 of its fee for that fiscal year and reimbursed $1,056 of the Equity Fund's operating expenses for that fiscal year.

Compensation of the Advisor with regards to the Mid-Cap Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.75%. For the fiscal period from September 30, 2002 (commencement of operations) to March 31, 2003, the Advisor voluntarily waived all of its fee in the amount of $5,643 and reimbursed $96,712 of the Fund's operating expenses. For the fiscal year ended March 31, 2004, the Advisor voluntarily waived all of its fee in the amount of $23,547 and reimbursed $128,705 of the Fund's operating expenses. For the fiscal year ended March 31, 2005, the Advisor voluntarily waived all of its fee in the amount of $33,487 and reimbursed $109,709 of the Fund's operating expenses.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. For the fiscal years ended March 31, 2003, 2004, and 2005, the Advisor received all of its fee in the amounts of $3,719,906, $6,216,958, and $6,347,431, respectively.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of the first $100 million of net assets and 0.75% of all net assets over $100 million. For the fiscal year ended March 31, 2003, the Advisor voluntarily waived all of its fee in the amount of $51,622, and reimbursed $32,501of the Fund's operating expenses. For the fiscal year ended March 31, 2004, the Advisor received $83 of its fee after voluntarily waiving $59,983 of its fee for that fiscal year and reimbursed $18,145 of the International Equity Fund's operating expenses for that fiscal year. For the fiscal year ended March 31, 2005, the Advisor received $22,605 of its fee after voluntarily waiving $62,167 of its fee for that fiscal year.

Compensation of Portfolio Managers. After one year's employment with the firm, the portfolio management team earns incentive-based compensation such that 100% of a portfolio manager's compensation is calculated as a participation in the revenues of the particular service which he or she manages. The degree of participation in the revenues is determined by the Advisor's perception of a team member's value and contribution to that specific service where he or she expends efforts. After a year's employment, the Advisor contributes on behalf of each employee the maximum allowed by the IRS to a Profit Sharing Plan; portfolio management team members may also acquire equity in Brown Capital Management through a compensation redirection program where they are entitled to purchasing additional equity at their discretion each year. The portfolio managers' compensation is not linked to Fund performance but is associated with the Fund's asset level.

Ownership of Fund Shares by Portfolio Managers. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended March 31, 2005 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000;
$100,001-$500,000; $500,001-$1,000,000 and; over $1,000,000.


------------------------------------- ----------------------------------
                                               Dollar Range of
                                              Equity Securities
Name of Portfolio Manager                        in the Fund
------------------------------------- ----------------------------------
Eddie C. Brown                                 Over $1 million
------------------------------------- ----------------------------------
Calvin H. Baker                              $100,001 - $500,000
------------------------------------- ----------------------------------
Maurice L. Haywood                           $100,001 - $500,000
------------------------------------- ----------------------------------
Stephon A. Jackson                           $100,001 - $500,000
------------------------------------- ----------------------------------
Walt Pearson                                        None
------------------------------------- ----------------------------------
Keith A. Lee                                $500,001 - $1,000,000
------------------------------------- ----------------------------------
Robert E. Hall                                 Over $1 million
------------------------------------- ----------------------------------
Kempton Ingersol                             $100,001 - $500,000
------------------------------------- ----------------------------------
Amy Zhang                                      $10,001-$50,000
------------------------------------- ----------------------------------


Other Accounts Managed by Portfolio Managers. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of the end of each Fund's fiscal year ended March 31, 2005.

----------------------------- ------------------------------- -------------------------------- --------------------------------
                                  Registered Investment           Other Pooled Investment
                                        Companies                        Vehicles                       Other Accounts
                                        ---------                        --------                       --------------
                                 Number of                        Number of                        Number of
Name                             Accounts       Total Assets      Accounts      Total Assets       Accounts      Total Assets
----------------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Balanced Fund, Equity Fund,
and Mid-Cap Fund Team*
Eddie C. Brown
Calvin H. Baker                     2             $948.5             0               0               53            $2,538.5
Maurice L. Haywood
Stephon A. Jackson
Walter D. Pearson**
Small Company Team*
Keith A. Lee                        0               0                0               0               12            $1,099.2
Robert E. Hall
Kempton Ingersol
Amy Zhang
International Equity Fund*
Edwin Lugo                          0               0                0               0                1             $ 71.6
----------------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Accounts where compensation
is based upon account
performance                         0               0                0               0                5            $1,108.2
----------------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------

          *The information listed regarding these portfolio management teams applies jointly to all the portfolio managers on the team.
          **Mr. Pearson assists only in the management of the Mid-Cap Fund.

Portfolio Managers' Conflicts of Interests. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include, for example, foundations, endowments, corporate pensions, and sub-advisory accounts ("Other Accounts"). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index the Funds use for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. While the portfolio managers' management of Other Accounts may give rise to potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa. The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Funds: (i) procures on behalf of, and coordinates with the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law;
(v) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a monthly minimum general administration fee of $2,000. The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund. The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $100 million of each Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Balanced Fund for the fiscal years ended March 31, 2005, 2004, and 2003, the Administrator received general administration fees of $24,506, $24,000, and $24,006, respectively. For the same fiscal years, the Administrator received fund accounting fees of $23,381, $28,210, and $28,147, respectively, from the Balanced Fund.

For services to the Equity Fund for the fiscal years ended March 31, 2005, 2004, and 2003, the Administrator received general administration fees of $24,095, $24,151, and $24,066, respectively. For the same fiscal years, the Administrator received fund accounting fees of $28,339, $28,263, and $28,152, respectively, from the Equity Fund.

For services to the Mid-Cap Fund for the fiscal year ended March 31, 2005, 2004 and the fiscal period from September 30, 2002 (commencement of operations) to March 31, 2003, the Administrator received general administration fees of $24,000, $24,000 and $12,000, respectively, and fund accounting fees of $36,446, $36,314 and $18,075, respectively.

For services to the Small Company Fund for the fiscal years ended March 31, 2005, 2004, and 2003, the Administrator received general administration fees of $709,743, $696,696, and $446,991, respectively. For the same fiscal years, the Administrator received fund accounting fees of $90,474, $89,170, and $64,199, respectively, from the Small Company Fund.

For services to the International Equity Fund for the fiscal years ended March 31, 2005, 2004, and 2003, the Administrator received general administration fees of $24,001, $24,010, and $24,022, respectively. For the same fiscal years, the Administrator received fund accounting fees of $27,848, $27,600, and $27,516, respectively, from the International Equity Fund.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each of the Funds' shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ( "Distribution Agreement") approved by the Trustees. The Distributor is controlled by Richard K. Bryant, a Trustee of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr., Vice President of the Distributor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

The Mid-Cap Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see "Management of the Fund - Distribution Plan" in the Prospectus for the Mid-Cap Fund's Investor Shares). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above. Potential benefits of the Plan to the Mid-Cap Fund include improved shareholder services, savings to the Mid-Cap Fund in transfer agency costs, savings to the Mid-Cap Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.

Under the Plan, the Mid-Cap Fund may expend up to 0.25% of the Mid-Cap Fund's Investor Shares average daily net assets annually to finance any activity primarily intended to result in the sale of Mid-Cap Fund Investor Shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Mid-Cap Fund Investor Shares may not exceed 0.25% of the Mid-Cap Fund's Investor Shares average annual net asset value.

The Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Mid-Cap Fund with respect to the Investor Shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Distribution Plan and in connection with their annual consideration of renewal of the Distribution Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing of Mid-Cap Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to Investor Shares of the Mid-Cap Fund; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to Investor Shares of the Mid-Cap Fund; (iii) holding seminars and sales meetings designed to promote the distribution of Investor Shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Mid-Cap Fund investment objectives and policies and other information about the Mid-Cap Fund, including the performance of the Mid-Cap Fund; (v) training sales personnel regarding the Investor Shares of the Mid-Cap Fund; (vi) compensation of broker-dealers and sales personnel; and (vii) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares of the Mid-Cap Fund.

All of the Mid-Cap Fund distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Mid-Cap Fund will be borne by such person without any reimbursement from the Mid-Cap Fund. Subject to seeking best price and execution, the Mid-Cap Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plan.

For the fiscal year ended March 31, 2005, the Mid-Cap Fund incurred $5,450 in costs connected with the Plan for the Investor Shares. Such costs were spent primarily on compensation to broker-dealers for the sale of Investor Shares of the Mid-Cap Fund.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of each Fund held by each Custodian plus additional out of pocket and transaction expenses incurred by each of the Funds.

Compliance Services Provider. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC ("NCS"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist Trust counsel in preparing and updating the Trust's compliance manual and assist the Trust's Chief Compliance Officer in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Briggs, Bunting & Dougherty LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, to serve as the independent registered public accounting firm for the Fund, audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Funds.


                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates normally are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the
Prospectuses). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by (a) duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4226, or by writing to:

                         Brown Capital Management Funds
                                 [Name of fund]
             Institutional Shares or Investor Shares, please specify
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing In The Funds - Purchase And Redemption Price" in the Prospectuses.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading "Investing In The Funds - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.



                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of each Fund and to address possible conflicts of interest. Under the Funds' policy, the Funds and Advisor generally will not disclose the Funds' portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

Each Fund will publicly disclose a complete schedule of that Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain accessible until the posting of the next fiscal quarter's portfolio holdings report. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-877-892-4226. Each Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds' Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Funds' complete portfolio holdings as of the end of each calendar month. Each Fund will generally make this information available to the public at the http://www.nottinghamco.com within ten days of the end of the calendar month and such information will remain available until new information for the next calendar month is posted. Each Fund may also send this information to shareholders of that Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on that Fund's website.

The officers of the Funds and/or Advisor may share non-public portfolio holdings information with the Funds' service providers, such as the Funds' accountants, Administrator, custodian, proxy voting services (as identified in the Advisor's Proxy Voting Policy included in Appendix B to this SAI), and the Funds' counsel, who require such information for legitimate business and Fund oversight purposes. The Funds and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds' service providers that receive such non-public information are subject to confidentiality obligations.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the officers of the Funds and/or Advisor determine that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds' portfolio holdings information.

The Funds' policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Funds' portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.



                         ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of each class of each Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of each class of each Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for each class of shares of each Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                     P(1+T)^n = ERV

Where P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years
      ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                     P(1+T)^n = ATVd

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions) n = number of years
      ATVd = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                    P(1+T)^n = ATVdr

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions and redemptions)
      n = number of years
      ATVdr = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Funds' performance for any specified period in the future.

Each Fund may also compute the "cumulative total return" of each class of the Fund, which represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Funds may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Funds' performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes on distributions of Institutional Shares of the Balanced Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (2.85)%, (3.17)%, and 6.40%, respectively. The cumulative total return before taxes on distributions of those shares for the ten-year period ended March 31, 2005 was 85.89%. The average annual total returns after taxes on distributions of Institutional Shares of the Balanced Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (3.09)%, (3.61)%, and 5.25%, respectively. The cumulative total return after taxes on distributions of those shares for the ten-year period ended March 31, 2005 was 66.87%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the Balanced Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (1.85)%, (2.88)%, and 5.06%, respectively. The cumulative total return after taxes on distributions and sale of those shares for the ten-year period ended March 31, 2005 was 63.86%.

The average annual total returns before taxes on distributions of Institutional Shares of the Equity Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (4.35)%, (6.26)%, and 6.30%, respectively. The cumulative total return before taxes on distributions of those shares for the ten-year period ended March 31, 2005 was 84.17%. The average annual total returns after taxes on distributions of Institutional Shares of the Equity Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (4.35)%, (6.66)%, and 5.45%, respectively. The cumulative total return after taxes on distributions of those shares for the ten-year period ended March 31, 2005 was 70.08%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the Equity Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (2.82)%, (5.29)%, and 5.30%, respectively. The cumulative total return after taxes on distributions and sale of those shares for the ten-year period ended March 31, 2005 was 67.68%.

The average annual total returns before taxes on distributions of Institutional Shares of the Mid-Cap Fund for the one-year period ended March 31, 2005 and the period since September 30, 2002 ("Inception") through March 31, 2005 were 3.71% and 16.95%, respectively. The cumulative total return before taxes on distributions of Institutional Shares of the Mid-Cap Fund since Inception through March 31, 2005 was 47.93%. The average annual total returns after taxes on distributions of Institutional Shares of the Mid-Cap Fund for the one-year period ended March 31, 2005 and the period since Inception through March 31, 2005 were 3.54% and 16.40%, respectively. The cumulative total return after taxes on distributions of Institutional Shares of the Mid-Cap Fund since Inception through March 31, 2005 was 46.22%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the Mid-Cap Fund for the one-year period ended March 31, 2005 and the period since Inception through March 31, 2005 were 2.65% and 14.37%, respectively. The cumulative total return after taxes on distributions and sale of Institutional Shares of the Mid-Cap Fund since Inception through March 31, 2005 was 39.92%.

The average annual total returns before taxes on distributions of Investor Shares of the Mid-Cap Fund for the one-year period ended March 31, 2005 and the period since Inception through March 31, 2005 were 3.43% and 16.69%, respectively. The cumulative total return before taxes on distributions of Investor Shares of the Mid-Cap Fund since Inception through March 31, 2005 was 47.11%. The average annual total returns after taxes on distributions of Investor Shares of the Mid-Cap Fund for the one-year period ended March 31, 2005 and the period since Inception through March 31, 2005 were 3.26% and 16.14%, respectively. The cumulative total return after taxes on distributions of Investor Shares of the Mid-Cap Fund since Inception through March 31, 2005 was 45.41%. The average annual total returns after taxes on distributions and sale of Investor Shares of the Mid-Cap Fund for the one-year period ended March 31, 2005 and the period since Inception through March 31, 2005 were 2.47% and 14.15%, respectively. The cumulative total return after taxes on distributions and sale of Investor Shares of the Mid-Cap Fund since Inception through March 31, 2005 was 39.23%.

The average annual total returns before taxes on distributions of Institutional Shares of the Small Company Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (10.49)%, (2.32)%, and 11.06%, respectively. The cumulative total return before taxes on distributions of those shares for the ten-year period ended March 31, 2005 was 185.57%. The average annual total returns after taxes on distributions of Institutional Shares of the Small Company Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (10.49)%, (2.59)%, and 10.39%, respectively. The cumulative total return after taxes on distributions of those shares for the ten-year period ended March 31, 2005 was 168.67%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the Small Company Fund for the one-year, five-year and ten-year periods ended March 31, 2005 were (6.82)%, (2.03)%, and 9.58%, respectively. The cumulative total return after taxes on distributions and sale of those shares for the ten-year period ended March 31, 2005 was 149.58%.

The average annual total returns before taxes on distributions of Institutional Shares of the International Equity Fund for the one-year and five-year periods ended March 31, 2005 and the period since May 28, 1999 ("Inception") through March 31, 2005 were 15.43%, 0.62%, and 3.50%, respectively. The cumulative total return before taxes on distributions of those shares since Inception through March 31, 2005 was 22.28%. The average annual total returns after taxes on distributions of Institutional Shares of the International Equity Fund for the one-year and five-year periods ended March 31, 2005 and the period since Inception through March 31, 2005 were 15.43%, 0.38%, and 3.28% respectively. The cumulative total return after taxes on distributions of those shares since Inception through March 31, 2005 was 20.75%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the International Equity Fund for the one-year and five-year periods ended March 31, 2005 and the period since Inception through March 31, 2005 were 10.03%, 0.37%, and 2.87%, respectively. The cumulative total return after taxes on distributions and sale of those shares since Inception through March 31, 2005 was 17.97%.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Total Return Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 Total Return Index and the Lehman Government/Credit Bond Index. The Mid-Cap Fund may also compare its performance, alone or in a combination, with the S&P Mid-Cap 400 Index, the Russell Mid-cap Index, and the Russell Mid-cap Growth Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, the Russell 2000 Growth Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. The International Equity Fund may compare its performance with the MSCI All Country World Free EX USA Gross Index, and the MSCI EAFE International Gross Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results. Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectuses to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.



                              FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended March 31, 2005, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

     AAA - Highest credit quality. The rating AAA denotes the lowest expectation of credit risk. It is assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. It indicates very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

     (1)  the Trust's Proxy Voting and Disclosure Policy and
     (2)  the Advisor's Proxy Voting Policy.

                       THE NOTTINGHAM INVESTMENT TRUST II

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that The Nottingham Investment Trust II ("Trust") and each of its series of shares (individually a "Fund" and collectively "Funds") disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that each Fund's investment advisor ("Advisor") is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

     (1)  to make the proxy voting decisions for the Fund; and
     (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and
          (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund's Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Fund's Advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

     (i)  The name of the issuer of the portfolio security;
     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
     (iii)The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv) The shareholder meeting date;
      (v)  A brief identification of the matter voted on;
      (vi) Whether the matter was proposed by the issuer or by a security holder;
      (vii)Whether the Fund cast its vote on the matter;
      (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
      (ix) Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;
     (ii) Proxy statements received regarding each Fund's securities;
     (iii) Records of votes cast on behalf of each Fund; and
     (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.   Proxy Voting Committee

     A.   General

     The proxy voting committee ("Proxy Voting Committee") of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 17th day of June, 2003.

                            BROWN CAPITAL MANAGEMENT
                               PROXY VOTING POLICY


It is the intent of Brown Capital Management ("BCM") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, BCM has retained Institutional Shareholder Services ("ISS") an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by BCM Administration and Investment staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

Institutional Shareholder Services (ISS)
----------------------------------------

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the ISS Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations.

Designated members of BCM's investment staff ("Investment Staff") individually determine how each proxy ballot will be voted using ISS's research, analysis, and voting recommendations as a guideline only.

When specifically directed by a client with a separately managed account, we will vote as requested.

Conflicts of Interest
---------------------

The Investment Staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Investment Staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Investment Staff will direct that the proxy issue must be voted in accordance with ISS recommendations. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Investment Staff will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for the Fund. For Securities not held by a Fund, if ISS is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

Voting Procedures
-----------------


The physical voting process and recordkeeping of votes is carried out by BCM Administrative Staff at both the broader company and individual account levels through the Institutional Shareholders Services Inc. Proxy Master System.

BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies. For example, the BCM may not vote if shares would need to be recalled in a stock loan program. BCM also will not vote:

     1) Proxies for securities held in an unsupervised portion of a client's account,

     2)   Proxies that are subject to blocking restrictions,

     3)   Proxies that require BCM to travel overseas in order to vote, or

     4)   Proxies that are written in a language other than English.

Record Retention
----------------

BCM retains records relating to:

     1)   Proxy voting policies and procedures,

     2)   Proxy statements received for client securities,

     3)   Records of votes cast on behalf of clients,

     4) Records of client requests for proxy voting information and written responses by BCM to such requests, and

     5) Documents prepared by BCM that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.


Voting Guidelines
-----------------


While BCM's policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the Investment Staff in the review and voting of proxies. These guidelines are set forth below:

     A.   Corporate Governance

          1.   Election of Directors and Similar Matters

               In an uncontested election, BCM will generally vote in favor of management's proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, BCM will review any contested proposal on its merits.

          2.   Audit Committee Approvals

               BCM generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. BCM will generally vote to ratify management's recommendation and selection of auditors.

          3.   Shareholder Rights

               BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

          4.   Anti-Takeover  Measures,  Corporate  Restructurings  and  Similar
               Matters

               BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company and the market impact that the proposal may have on the company's stock.

          5.   Capital Structure Proposals

               BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

     B.   Compensation

          1.   General

               BCM generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

          2.   Stock Option Plans

               BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

     C.   Corporate Responsibility and Social Issues

          BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company.



BCM reserves the right to amend and revise this policy without notice at any time.


This policy is dated July 1, 2003.